Stratus Fund, Inc.

                              Retail Class A Shares


                                   Prospectus
                               November 3, 2003


                         Government Securities Portfolio
                                Growth Portfolio






                               Investment Adviser
                         Union Investment Advisors, Inc.




The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                            PAGE

Introduction and Fund Summary..................................................1

More Information About Investment Objectives and Strategies...................10

More Information About Risk...................................................12

Each Portfolio's Other Investments............................................14

Shareholder Information.......................................................14

Fund Distribution.............................................................19

Dividends and Capital Gains Distributions.....................................21

Tax Consequences..............................................................22

Fund Management...............................................................22

Financial Highlights..........................................................25

INTRODUCTION AND FUND SUMMARY

INTRODUCTION

        Stratus Fund, Inc. is a mutual fund that offers shares in separate investment portfolios. Each Portfolio operates as a separate mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests the money in securities. The value of your investment in a Portfolio is based on the market value of the securities the Portfolio holds.

        Each Portfolio has its own investment goal and strategies for reaching that goal. This prospectus gives you important information about the Portfolios that you should know before investing. Please read this prospectus and keep it for future reference.

        An investment in a Portfolio is not a deposit in Union Bank and Trust Company and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency and involves investment risk, including potential loss of principal.

FUND SUMMARY

GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT OBJECTIVE

The Government Securities Portfolio seeks a high total return consistent with the preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser's principal investment strategies include:

        o Investing at least 80% of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

        o Investing the remainder of its assets in marketable debt obligations rated within one of the four highest debt rating categories, obligations of commercial banks, repurchase agreements and money market instruments.

        o Selecting securities that will provide a high total return consistent with the Portfolio's investment objective, taking into consideration both current income and the potential for appreciation of value. This may result in the Portfolio concentrating its investments in certain types of U.S. government securities, such as mortgage-backed securities issued or guaranteed by government agencies such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

        o Normally maintaining an average dollar weighted maturity of between three and ten years.

PRINCIPAL INVESTMENT RISKS

The Government Securities Portfolio is subject to the following principal investment risks any one of which could cause you to lose money:

        o INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

        o PREPAYMENT RISK. If during periods of falling interest rates an issuer of a debt security held by the Portfolio repays a higher yielding bond before its maturity date, the Portfolio will reinvest these unanticipated proceeds at lower rates. As a result the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

        o ISSUER-SPECIFIC RISK. The value of an individual issuer's securities can be more volatile than the market as a whole and can perform differently than the market as a whole. Debt obligations rated within the lowest of the four highest debt rating categories have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weaker capacity of the issuer to make principal and interest payments than would be the case with higher rated securities. If after acquisition by the Portfolio, a change in the credit quality of a debt security causes the security to fall below investment grade, the investment adviser will consider selling the security if the sale will not have an adverse effect on the Portfolio.

        o CREDIT RISK. If the issuer of a debt security fails to pay interest or principal in a timely manner, the Portfolio's return will be lower.

        o U.S. GOVERNMENT AGENCY SECURITIES. The Government Securities Portfolio invests in securities that are issued or guaranteed by U.S. government agencies, including the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal Home Loan Banks ("FHLBs") and the Federal Farm Credit Bank ("FFCB"). Securities issued by Ginnie Mae are supported by the full faith and credit of the U.S. Treasury. Obligations of the FHLBs, FFCB, Fannie Mae and Freddie Mac are backed by the credit of the agency or instrumentality issuing the obligation. Although not backed by the full faith and credit of the U.S. Treasury, Fannie Mae, Freddie Mac and FFCB securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. Obligations of the FHLBs are also supported by the discretionary authority of the U.S. government to purchase certain obligations of those entities.

        o MORTGAGE-BACKED SECURITIES. The Government Securities Portfolio invests in securities that are issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac that are backed by pools of mortgage loans. Some obligations of the FHLBs are also backed by pools of mortgage loans. During periods of declining interest rates, prepayment of the mortgages underlying the securities can be expected to accelerate, shortening the estimated average life of the security, while increasing interest rates could extend the estimated average life of the securities. Because of the unpredictable payment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue. If the Portfolio purchases a mortgage-backed security at a premium, it may experience a loss if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments of the underlying mortgage loans.

        o INCOME RISK. Falling interest rates will cause the Portfolio's income to decline.

When you sell shares of the Portfolio, they could be worth less than what you paid for them.

PERFORMANCE

The following information provides some indication of the risk of investing in the Government Securities Portfolio by showing changes in the Portfolio's performance from year to year and comparing the Portfolio's performance to the performance of a broad based market index over various periods of time. Returns are based on past results and are not an indication of future performance. Sales charges are not included in the calculation of the returns shown in the bar chart below, and if they were included, the returns would be less than those shown.

        YEAR-BY-YEAR RETURNS

Graph Omitted
                   1999     2000     2001     2002
                   ----     ----     ----     ----
                   1.49%   7.35%    6.90%    6.35%


Retail Class A shares of the Government Securities Portfolio were first sold to the public in January, 1998. Since that time, the Portfolio's highest return for a quarter was 3.29% (quarter ending September 30, 1998) and the lowest return for a quarter was -0.32% (quarter ending March 31, 2002).

The year-to-date return as of September 30, 2003 for the Government Securities Portfolio was 1.13%.

                             AVERAGE ANNUAL RETURNS
                  (FOR THE PERIODS ENDED DECEMBER 31, 2002)

                                                 1 YEAR        SINCE INCEPTION/1
                                                 ------        -----------------
        Return before Taxes                      6.35%                5.49%

        Return after Taxes on Distributions      4.70%                3.55%

        Return after Taxes on Distributions
                and Sale of Portfolio Shares     3.76%                2.88%

        Merrill Lynch Inter-Term Index
        (reflects no deduction for fees,
         expenses or taxes)                      9.04%                6.40%

--------------------------
        /1 Commenced operations December 31, 1997.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Government Securities Portfolio:

        SHAREHOLDER FEES  (fees paid directly from your investment)

           Maximum Sales Charge (Load)
              Imposed on Purchases (as a % of the offering price)     3%
           Maximum Deferred Sales Charge                             None
           Maximum Sales Charge (Load)
              Imposed on Reinvested
              Dividends and Other Distributions                      None
           Redemption Fee                                            None
           Exchange Fee                                              None

        ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

        Management Fees(1)                                          .50%

        Distribution (12b-1) Fees(2)                                .50%

        Other Expenses                                              .33%

        Total Portfolio Operating Expenses                         1.33%(3)


(1) Based on expenses during the fiscal year ended June 30, 2003. Management fee expenses for the current fiscal year will depend on shareholder approval of a new investment advisory agreement. See "Fund Management--Investment Adviser" below.

(2) Based on expenses during the fiscal year ended June 30, 2003. Payment of Rule 12b-1 fees during the current fiscal year will depend on shareholder approval of a new distribution plan. See "Fund Distribution--Rule 12b-1 Fees" below.

(3) The Portfolio's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Portfolio is currently paying only a portion of the total 12b-1 fee authorized for payment by the Portfolio to the Distributor. Although the Portfolio may increase the payments to the Distributor to the amount shown above at any time, such an increase is not expected during the Portfolio's current fiscal year. With the reduced payments to the Distributor, the Portfolio's actual total operating expenses were 1.13%. As described in footnote 2 above, payment of Rule 12b-1 fees during the current fiscal year will depend on shareholder approval of a new distribution plan.

        EXAMPLE

The following example is intended to help you compare the cost of an investment in the Government Securities Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year               3 Years             5 Years                 10 Years
 $135                   $420               $725                    $1,590

GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

The Growth Portfolio seeks capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES

The Adviser's principal investment strategies include:

        o       Investing primarily in a diversified portfolio of common stocks.

        o Selecting equity securities, the majority of which pay dividends.

        o       Investing in medium and large capitalization companies.

        o Investing in companies the Adviser believes will have earnings that grow faster than inflation and faster than the economy in general and whose securities are attractively priced. The Adviser's strategies may involve active trading in the Portfolio's securities and may result in a higher Portfolio turnover rate.

PRINCIPAL INVESTMENT RISKS

The Growth Portfolio is subject to the following principal investment risks any one of which could cause you to lose money:

        o STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

        o ISSUER-SPECIFIC RISKS. The value of an individual issuer's securities can be more volatile than the market as a whole and can perform differently than the market as a whole.

        o GROWTH INVESTING. Growth stocks can perform differently than the market as a whole and other types of stocks and can be more volatile than other types of stocks.

When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

PERFORMANCE

The following information provides some indication of the risks of investing in the Growth Portfolio by showing changes in the Portfolio's performance from year to year and comparing the Portfolio's performance to the performance of a broad based market index over various periods of time. Returns are based on past results and are not an indication of future performance.

        YEAR-BY-YEAR RETURNS

Gragh Omitted

           1999        2000        2001        2002
           ----        ----        ----        ----
          22.04%      -7.69%      -9.39%     -23.72%


Retail Class A shares of the Growth Portfolio were first sold to the public in January, 1998. Since that time, the Portfolio's highest return for a quarter was 19.17% (quarter ending December 31, 1998) and the lowest return for a quarter was -14.27% (quarter ending September 30, 2002).

The year-to-date return as of September 30, 2003 for the Growth Portfolio was 13.74%

                             AVERAGE ANNUAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31, 2002)

                                                     1 YEAR   SINCE INCEPTION/1
                                                     ------   -----------------

        Return before Taxes                          -23.72%       -0.88%

        Return after Taxes on Distributions          -23.72%       -2.52%

        Return after Taxes on Distributions and

        Sale of Portfolio Shares                     -23.72%       -2.52%

        S&P 500 Index

        (reflects no deduction for fees,
           expenses or taxes)                        -22.10%        9.36%

        ----------------------
        /1 Commenced operations December 31, 1997.

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

FEE TABLE

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Growth Portfolio:

        SHAREHOLDER FEES (fees paid directly from your investment)

       Maximum Sales Charge (Load)
          Imposed on Purchases (as a % of the offering price)            4.5%
       Maximum Deferred Sales Charge                                     None
       Maximum Sales Charge (Load)
          Imposed on Reinvested
          Dividends and Other Distributions                              None
       Redemption Fee                                                    None
       Exchange Fee                                                      None

      ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

       Management Fees(1)                                               .75%
       Distribution (12b-1) Fees(2)                                     .50%
       Other Expenses                                                   .34%
                                                                        ----
       Total Portfolio Operating Expenses                              1.59%(3)
                                                                       =====

(1) Based on expenses during the fiscal year ended June 30, 2003. Management fee expenses for the current fiscal year will depend on shareholder approval of a new investment advisory agreement. See "Fund Management--Investment Adviser" below.

(2) Based on expenses during the fiscal year ended June 30, 2003. Payment of Rule 12b-1 fees during the current fiscal year will depend on shareholder approval of a new distribution plan. See "Fund Distribution--Rule 12b-1 Fees" below.

(3) The Portfolio's total actual annual operating expenses for the most recent fiscal year were less than the amount shown above because the Portfolio is currently paying only a portion of the total 12b-1 fee authorized for payment by the Portfolio to the Distributor. Although the Portfolio may increase the payments to the Distributor to the amount shown above at any time, such an increase is not expected during the Portfolio's current fiscal year. With the reduced payments to the Distributor, the Portfolio's actual total operating expenses were 1.39%. As described in footnote 2 above, payment of Rule 12b-1 fees during the current fiscal year will depend on shareholder approval of a new distribution plan.

        EXAMPLE

The following example is intended to help you compare the cost of an investment in the Growth Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                3 Years               5 Years               10 Years
 $160                   $496                  $855                  $1,861

MORE INFORMATION ABOUT INVESTMENT OBJECTIVES AND STRATEGIES

GOVERNMENT SECURITIES PORTFOLIO

INVESTMENT OBJECTIVE

        The investment objective of the Government Securities Portfolio is to provide a high total return consistent with the preservation of capital.

IMPLEMENTATION OF INVESTMENT OBJECTIVE

        To achieve its objective, the Government Securities Portfolio will invest at least 80% of its total assets in securities issued or guaranteed by the U. S. Government, its agencies or its instrumentalities. The Portfolio will invest its remaining assets in the following securities:

        o Domestic issues of marketable debt obligations that are rated at time of purchase within the four highest debt rating categories established by Moody's or S&P or are determined by the Adviser to be of a comparable quality at the time of purchase.

        o Obligations of commercial banks, including negotiable certificates of deposit and banker's acceptances.

        o Repurchase agreements on securities issued or guaranteed by the U.S. Government.

        o       Money market instruments.

        To achieve its objective of current income, the Portfolio normally purchases securities with a view to holding them rather than selling them to achieve short-term trading profits. However, the Portfolio may sell any security at any time without regard to the length of time it has been held if the Adviser believes general economic, industry or securities market conditions warrant selling the security. In selecting debt securities for the Portfolio that are not government securities, the Adviser will utilize a fundamental analysis of the issuer's financial condition and operations, including an analysis of products and services, competition, management, and research and development activities. These issuers generally will have a debt to capital ratio of less than 60% and have market capitalization in excess of $500,000,000.

        The Adviser has engaged in active trading of securities held by Government Securities Portfolio. Frequent trading of portfolio securities increases the expenses of the Portfolio as a consequence of trading costs and can result in distributions of gains to shareholders that are subject to tax.

        The Portfolio is not a money market fund. The value of an investment in the Portfolio will fluctuate daily as the value of the Portfolio's assets change. The average dollar-weighted maturity of the Portfolio's investments in debt instruments will normally be between three and ten years.

FUNDAMENTAL INVESTMENT POLICIES

        The investment objective of the Government Securities Portfolio, and its principal investment strategy of investing at least 80% of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are both fundamental policies that may not be changed without shareholder approval.

GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

        The investment objective of the Growth Portfolio is capital appreciation and income.

PRINCIPAL INVESTMENT STRATEGIES

        To achieve its investment objective, the Growth Portfolio will invest at least 65% of its total assets in a diversified portfolio of common stocks. The remaining assets (up to 35% of the Portfolio) may be invested in U.S. Government securities and money market instruments.

        The Growth Portfolio invests principally in medium and large capitalization companies having a market capitalization greater than $1 billion. The Growth Portfolio seeks to identify and invest in companies whose earnings the Adviser believes will grow faster than inflation and faster than the economy in general and whose growth the Adviser believes has not yet been fully reflected in the market price of the company's shares. The Adviser also seeks to invest in securities it believes will outperform the Standard and Poor's Equity Index on a risk adjusted basis. To provide current income, the Adviser may select securities for the Portfolio issued by companies that have a history of paying regular dividends.

        When selecting securities for the Growth Portfolio, the Adviser relies on a company-by-company analysis and a broader analysis of industry or economic sector trends and takes into consideration the quality of a company's management, the existence of a leading or dominant position in a major product line or market and the soundness of the company's financial position. Once the Adviser identifies a possible investment, a number of valuation measures are applied to determine the relative attractiveness of each company and select those companies whose shares are most attractively priced.

        The Adviser has engaged in active trading of securities held by the Growth Portfolio. Frequent trading of portfolio securities increases the expenses of the Portfolio as a consequence of trading costs and can result in distributions of gains to shareholders that are subject to tax.

FUNDAMENTAL INVESTMENT POLICIES

        The investment objective of the Growth Portfolio is a fundamental policy that may not be changed without shareholder approval.

MORE INFORMATION ABOUT RISK

        Many factors affect a Portfolio's performance. The price of a Portfolio's shares will change daily based on changes in interest rates and market conditions and in response to other economic, political or financial developments. A Portfolio's reaction to these developments will be affected by the types and maturities of the securities in which the Portfolio invests, the financial condition, industry and economic sector, and geographic location of an issuer, as well as the Portfolio's level of investment in the securities of that issuer. When you sell your shares of a Portfolio, they could be worth less than what you paid for them. In addition, the following factors may significantly affect the Portfolio's performance.

INTEREST RATE CHANGES

     GOVERNMENT SECURITIES PORTFOLIO

        Debt securities have varying levels of sensitivity to changes in interest rates. Generally, the price of a debt security can fall when interest rates rise and vice-versa. Securities with longer maturities tend to be more sensitive to interest rate changes and are generally more volatile, so the average maturity or duration of these securities affects risk.

PREPAYMENT RISK

     GOVERNMENT SECURITIES PORTFOLIO

        Many types of debt securities are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. During periods of falling interest rates, the issuer may repay debt obligations with high interest rates prior to maturity. This may cause a Portfolio's average weighted maturity to fluctuate, and may require a Portfolio to invest the resulting proceeds at lower interest rates.

CREDIT RISK

     GOVERNMENT SECURITIES PORTFOLIO

        Credit risk is the risk that an issuer will be unable to make timely payments of either principal or interest. If this occurs, the Portfolio's return could be lower.

U.S. GOVERNMENT SECURITIES RISK

     GOVERNMENT SECURITIES PORTFOLIO

        Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued or guaranteed by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

STOCK MARKET VOLATILITY

     GROWTH PORTFOLIO

        Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. In the short term, equity prices can fluctuate dramatically in response to these factors. Political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

ISSUER-SPECIFIC RISK

     GROWTH PORTFOLIO
     GOVERNMENT SECURITIES PORTFOLIO

        Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the value of an issuer's securities. The value of securities of smaller, less well-known companies can be more volatile than that of larger companies.

GROWTH INVESTING

     GROWTH PORTFOLIO

        Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and more volatile than other types of stocks.

PORTFOLIO TURNOVER RATE RISK

     GROWTH PORTFOLIO
     GOVERNMENT SECURITIES PORTFOLIO

        A higher portfolio turnover rate results in increased brokerage and other costs and can result in shareholders receiving distributions of capital gains that are subject to taxation.

EACH PORTFOLIO'S OTHER INVESTMENTS

        In addition to the investments and strategies described in this prospectus, each Portfolio also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in our Statement of Additional Information. Of course, we cannot guarantee that any Portfolio will achieve its investment goal.

        The investments and strategies described in this prospectus are those used under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Portfolio may invest up to 100% of its assets in fixed income securities, money market instruments and other securities that would not ordinarily be consistent with the Portfolio's objectives. The Portfolios may not achieve their investment objectives while pursuing these defensive strategies.

SHAREHOLDER INFORMATION

BUYING SHARES

        UFS Securities, LLC ("UFS Securities"), acts as the principal distributor of the Fund's shares. You may purchase a share at an offering price that is the sum of the net asset value of the share next determined after your purchase order is placed plus the applicable sales charge. You may purchase shares from registered representatives of UFS Securities and from other broker-dealers who have sales agreements with UFS Securities.

        You may purchase shares of each Portfolio on days on which the New York Stock Exchange ("NYSE") is open for business. When the NYSE is closed, both Portfolios are closed. However, if the Adviser decides that it would be in the best interest of the shareholders, you may be able to purchase shares of the Government Securities Portfolio when the NYSE is closed. You must place your order with UFS Securities prior to 4:00 p.m. Eastern time on any business day for the order to be accepted on that business day. You may purchase shares by completing the Purchase Application included in this Prospectus and submitting it with a check payable to:

                               Stratus Fund, Inc.
                                  6811 S. 27th
                                  PO Box 82535
                          Lincoln, Nebraska 68501-2535

        For subsequent purchases, the name of your account and your account number should be included with any purchase order to properly identify your account. You may also pay for shares by bank wire. To do so, you must direct your bank to wire immediately available funds directly to the Custodian as indicated below:

        1. Telephone the Fund at (888) 769-2362 and furnish your name, your account number and your telephone number as well as the amount being wired and the name of the wiring bank. If you are opening a new account we will request additional account information and will provide you with an account number.

        2. Instruct the bank to wire the specific amount of immediately available funds to the Custodian. The Fund will not be responsible for the consequences of delays in the bank or Federal Reserve wire system. Your bank must furnish the full name of your account and the account number.

                  The wire should be addressed as follows:

                          UNION BANK AND TRUST COMPANY
                                Lincoln, Nebraska
                         Fund Department, ABA #104910795
                             Lincoln, Nebraska 68506
                          Account of Stratus Fund, Inc.
                          -----------------------------
                         FBO (Account Registration name)
                          #_____________________________

        3. If the shares you are purchasing by bank wire transfer represent an initial purchase, complete a Purchase Application and mail it to the Fund. The completed Purchase Application must be received by the Fund before subsequent instructions to redeem Fund shares will be accepted. Banks may impose a charge for the wire transfer of funds.

        You will receive written confirmation of your purchases. Stock certificates will not be issued in order to facilitate redemptions and exchanges between the Portfolios. UFS Securities reserves the right to reject any purchase order.

MINIMUM INVESTMENTS

        Except as provided under the Automatic Investment Plan, we require a minimum initial aggregate investment of $1,000, unless waived by the Distributor.

AUTOMATIC INVESTMENT PLAN

        Under an automatic investment plan, money is withdrawn each month from your predesignated bank account for investment in a Portfolio. The minimum investment is $50 per Portfolio. By investing the same dollar amount each month, you will purchase more shares when a Portfolio's net asset value is low and fewer shares when the net asset value is high. While periodic investing can help build significant savings over time, it does not assure a profit or protect against loss in a declining market.

        You must notify your account representative to establish an automatic investment plan, and your bank must be a member of the Automated Clearing House. You may revoke the plan at any time, but it may take up to 15 days from the date we receive a written revocation notice to terminate the plan. Any purchases of shares made during the period shall be considered authorized. If an automatic withdrawal cannot be made from your predesignated bank account to provide funds for automatic share purchases, your plan will be terminated.

SELLING SHARES

        You may redeem shares of the Portfolios, in any amount, at any time at their net asset value next determined after your sale order is placed. To redeem shares of the Portfolios, you may make a redemption request through your UFS Securities investment executive or other broker-dealer. A redemption request may be made in writing if accompanied by the following:

        1. a letter of instruction or stock assignment specifying the number or dollar value of shares to be redeemed, signed by all the owners of the shares in the exact names in which they appear on the account, or by an authorized officer of a corporate shareholder indicating the capacity in which such officer is signing;

        2. a guarantee of the signature of each owner by an eligible institution which is a participant in the Securities Transfer Agent Medallion Program which includes many U.S. commercial banks and members of recognized securities exchanges; and

        3. other supporting legal documents, if required by applicable law, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

PAYMENT OF REDEMPTION PROCEEDS

        Normally, the Fund will make payment for all shares redeemed within five business days. In no event will the Fund make payment more than seven days after receipt of a redemption request. However, payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. The Fund may also delay payment of redemption proceeds until the check used to purchase the shares to be redeemed has cleared the banking system, which may take up to 15 days from the purchase date. You may request that the Fund transmit redemption proceeds by Federal Funds bank wire to a bank account designated on your account application form, provided the bank wire redemptions are in the amounts of $500 or more and you have provided all requisite account information to the Fund.

INVOLUNTARY REDEMPTION

        The Fund reserves the right to redeem the shares in your account at any time if the net asset value of your account falls below $500 as the result of a redemption or transfer request. You will be notified in writing that the value of your account is less than $500 and you will be allowed 30 days to make additional investments before the redemption is processed.

AUTOMATIC WITHDRAWAL PLAN

        If you own shares of the Fund with a value of $5,000 or more, you may elect to redeem a portion of your shares on a regular periodic (monthly, quarterly or annual) basis. The minimum withdrawal amount is $100. Payment may be made to you, a predesignated bank account, or to another payee. Under this plan, sufficient shares are redeemed from your account in time to send a check in the amount requested on or about the first day of a month. Redemptions under the automatic withdrawal plan will reduce and may ultimately exhaust the value of your designated account. You may realize taxable gains or losses where you redeem shares under the automatic withdrawal plan.

        Purchasing additional shares concurrently with automatic withdrawals is likely to be disadvantageous to you because of tax liabilities. Consequently, the Portfolio will not normally accept additional purchase payments in single amounts of less than $5,000 if you have this plan in effect. Any charges to operate an automatic withdrawal plan will be assessed against your account when each withdrawal is effected.

        You must notify your account representative to establish an automatic withdrawal plan. Forms must be properly completed and received at least 30 days before the first payment date. You may terminate automatic withdrawal plan at any time, by written notice.

EXCHANGING SHARES

        Once payment for shares has been received (i.e., an account has been established), you may exchange some or all of your shares for Retail Class A shares of other Portfolios of the Fund.

        Exchanges are made at net asset value next determined after receipt of the exchange order plus any applicable sales charge. No additional sales charge will be imposed in connection with an exchange of shares of a Portfolio for shares of another Portfolio if the exchange occurs more than 6 months after the purchase of the Portfolio shares disposed of in the exchange. If, within 6 months of their acquisition, you exchange shares of a Portfolio for shares of another Portfolio with a higher sales charge, you will pay the difference between the sales charges in connection with the exchange. No refund of a sales charge will be made if shares of a Portfolio are exchanged for shares of another Portfolio that imposes a lower sales charge.

        If you buy shares of a Portfolio and receive a sales charge waiver, you will be deemed to have paid the sales charge for purposes of this exchange privilege. In calculating any sales charge payable on an exchange, we will assume that the first shares exchanged are those on which a sales charge has already been paid. Sales charge waivers may also be available under certain circumstances, as described in this Prospectus. The Fund reserves the right to change the terms and conditions of the exchange privilege, or to terminate the exchange privilege, upon sixty days' notice.

        You should contact UFS Securities for instructions on how to exchange shares. Exchanges will be made only after UFS Securities receives proper instructions in writing or by telephone for an established account. If UFS Securities receives an exchange request in good order by 4:00 p.m. Eastern time on any business day, the exchange will ordinarily be effective on that day. To make an exchange you must have received a current prospectus of the Portfolio into which the exchange is being made before the exchange will be effected.

        Each exchange of the shares of a Portfolio for the shares of another Portfolio is actually a sale of shares of one Portfolio and a purchase of shares in the other, which may produce a gain or loss for tax purposes. In order to protect the Portfolio's performance and its shareholders, the Fund discourages frequent exchange activity in response to short-term market fluctuations. The Fund reserves the right to modify or withdraw the exchange privilege or to suspend the offering of shares in any class without notice to you if, in the Adviser's judgment, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange.

VALUING SHARES

        A Portfolio's net asset value per share (NAV) is the value of a single Portfolio share. The Portfolios determine their NAV on each day the New York Stock Exchange is open for business. The New York Stock Exchange is closed on all National Holidays and Good Friday. The calculation is made as of the close of business of the New York Stock Exchange (currently 4:00 p.m., Eastern time) after the Portfolios have declared any applicable dividends.

        The NAV for each of the Portfolios is determined by dividing the value of the securities owned by the Portfolio plus any cash and other assets less all liabilities by the number of Portfolio shares outstanding.

               Net Asset Value =      TOTAL ASSETS - LIABILITIES
                                    -------------------------------
                                      Number of Shares Outstanding

        For the purposes of determining the aggregate net assets of the Portfolios, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Securities traded on a national securities exchange or on the Nasdaq Stock Market are valued at the last reported sale price that day. Securities traded on a national securities exchange or on the Nasdaq Stock Market for which there were no sales on that day, and securities traded on other over-the-counter markets for which market quotations are readily available, are valued at the mean between the bid and the asked prices. Debt securities held by the Portfolios are valued using market quotations. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Directors. With the approval of the Board of Directors, the Portfolios may utilize a pricing service, bank, or broker-dealer experienced in such matters to perform any of the above-described functions.

FUND DISTRIBUTION

SALES CHARGES

Your purchase of shares of the Portfolios is subject to a sales charge which varies depending on the size of your purchase. The following table shows the regular sales charges on Portfolio shares to a single purchaser.

GOVERNMENT SECURITIES PORTFOLIO


                                       Sales Charge as      Sales Charge as
Amount of Purchase                     a percent of         a Percentage of
                                       Offering Price       Net Amount Invested
--------------------------------------------------------------------------------

             less than $50,000          3%                   3.1%
      $50,000 but less than $100,000    2.5%                 2.6%
      $100,000 but less than $250,000   1.5%                 1.5%
             $250,000 and over          0%                   0%
--------------------------------------------------------------------------------

GROWTH PORTFOLIO

--------------------------------------------------------------------------------

Amount of Purchase                      Sales Charge as      Sales Charge as
                                        a percent of         a Percentage of
                                        Offering Price       Net Amount Invested
--------------------------------------------------------------------------------


             less than $50,000          4.5%                 4.7%
      $50,000 but less than $100,000    3.5%                 3.6%
      $100,000 but less than $250,000   2.5%                 2.6%
             $250,000 and over          0%                   0%
--------------------------------------------------------------------------------

REDUCTION OF SALES CHARGE: RIGHT OF ACCUMULATION.

        In calculating the sales charge rates applicable to current purchases of shares of the Portfolio you are entitled to combine current purchases with the current market value of previously purchased shares of the Portfolio. The right of accumulation will be available only if you notify the Distributor in writing at the time of purchase of your prior purchase of Portfolio shares.

REINSTATEMENT PRIVILEGE

        If you have redeemed shares of the Portfolio you have a one-time right to reinvest the redemption proceeds in shares of the Portfolio at NAV as of the time of reinvestment. Reinvestment must be made within 30 days of the redemption and is limited to the amount of the redemption proceeds. Although redemptions and repurchases of shares are taxable events, a reinvestment within such 30-day period in the same fund is considered a "wash sale" and results in the inability to recognize currently all or a portion of a loss realized on the original redemption for federal income tax purposes. You must notify the Distributor at the time your trade is placed that the transaction is a reinvestment.

SALES CHARGE WAIVERS

        No sales charge is imposed on shares of the Portfolios

        o issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party,

        o sold to Union Bank and Trust Company acting in its capacity as trustee for trust, employee benefit and managed agency accounts in which external account fees are charged for services rendered.

RULE 12B-1 FEES

        The Fund adopted a distribution plan for the Retail Class A shares of the Portfolios on October 23, 1997 in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), that allowed the Fund to pay distribution fees for the sale and distribution of its Retail Class A shares.

        The distribution plan provided for payment to the Distributor of a total fee calculated and payable monthly, at the annual rate of up to 0.50% of the value of the average daily net assets of such class. All of this fee may be payable as a distribution fee.

        Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees increase the cost of your investment and may cost you more than paying other types of sales charges.

        Rule 12b-1 provides that a distribution plan may continue in effect only so long as it is approved annually by a majority of a fund's board of directors, including a majority of the fund's disinterested directors. In the event that a fund's board fails to approve the fund's Rule 12b-1 distribution plan at least annually, the agreement will automatically lapse. On July 20, 2001, the Fund's

Board of Directors held its annual meeting. Among the items on the agenda was the annual renewal of the Fund's distribution plan. However, a majority of the Fund's independent directors were not present in person at the meeting and did not vote to renew the distribution plan. Because a majority of the independent directors were not present at the July 20, 2001 annual board meeting, the distribution plan was not properly renewed at that meeting.

        Despite the expiration of the distribution plan, UFS Securities has continued to provide the Portfolios with the services called for under the distribution plan. Any fees payable under the distribution plan for services rendered after August 31, 2003 have been retained by the Fund pending resolution of this matter.

        The Board, including a majority of the independent directors, unanimously approved a new distribution plan on September 15, 2003, subject to the approval of the holders of the Retail Class A Series of shares of each Portfolio. The Board also voted to call a meeting of the shareholders of the Fund for purposes of submitting the new distribution plan to shareholders for approval. It is unclear whether shareholders will also be asked to vote on whether to permit UFS Securities to retain the fees it received under the Distribution Plan, and to receive fees payable under the New Distribution Plan.

        The terms of the new distribution plan approved by the Board pursuant to Rule 12b-1 on September 15, 2003 and proposed for shareholder approval are identical to the original distribution plan. Under the new distribution plan, each Portfolio will pay UFS Securities a fee for distributing Retail Class A Series of shares of the Portfolio a total fee at the annual rate of up to 0.50% of the value of the average daily net assets of such class of shares. The distribution fees may be used by UFS Securities for initial and ongoing sales compensation to its investment executives and other broker-dealers in respect of sales of Retail Class A Series of shares of each Portfolio and to pay for other advertising and promotional expenses in connection with the distribution of such Retail Class A Series of shares. Such advertising and promotional expenses include, but are not limited to, costs of printing and mailing prospectuses, statements of additional information and shareholder reports to prospective investors, preparation and distribution of sales literature, advertising, overhead and other expenses of UFS Securities related to the distribution of Retail Class A Series of shares.

         The new distribution plan will continue in effect from year to year if specifically approved by a majority of each Portfolio's Retail Class A Series of shares or by the Board of Directors and by the vote of a majority of the independent directors. While the new distribution plan remains in effect, the Fund will prepare and furnish to the Board of Directors a written report setting forth the amounts spent by each Portfolio under the plan and the purposes for which such expenditures were made. The new distribution plan may not be amended to materially increase the amount to be spent for distribution without shareholder approval, and all material amendments to the new distribution plan must be approved by the vote of the Board of Directors and by at least a majority of the independent directors cast in person at a meeting called specifically for that purpose.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

        Each Portfolio distributes its income as follows:

        Government Securities Portfolio - declared and paid monthly Growth Portfolio - declared and paid annually

        If you own Portfolio shares as of the record date of the distribution, you will be entitled to receive the distribution. Each Portfolio makes distributions of capital gains, if any, at least annually.

        You will receive dividends and distributions in the form of additional Portfolio shares unless you elect to receive payment in cash. To receive payment in cash, you must notify your UFS Securities investment executive or other broker-dealer of your election. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash.

TAX CONSEQUENCES

        The Portfolios will each be treated as separate entities for federal income tax purposes. The Fund has operated the Portfolios in a manner that qualifies them as "regulated investment companies" as defined in the Internal Revenue Code. Provided certain distribution requirements are met, the Portfolios will not be subject to federal income tax on their net investment income and net capital gains that they distribute to their shareholders.

        Shareholders subject to federal income taxation will receive taxable dividend income or capital gains, as the case may be, from distributions, whether paid in cash or received in the form of additional shares. Promptly after the end of each calendar year, each shareholder will receive a statement of the federal income tax status of all dividends and distributions paid during the year.

        Shareholders of the Government Securities Portfolio may be able to exclude a portion of the dividends received from taxable income as exempt interest income under various state income tax rules. Shareholders should consult their tax advisers as to the extent and availability of these exclusions.

        The Fund is subject to the backup withholding provisions of the Internal Revenue Code and is required to withhold income tax from dividends and redemptions paid to a shareholder if such shareholder fails to furnish the Fund with a taxpayer identification number or under certain other circumstances. Accordingly, shareholders are urged to complete and return Form W-9 when requested to do so by the Fund.

        This discussion is only a summary and relates solely to federal tax matters. Dividends may also be subject to state and local taxation. You are urged to consult with your personal tax advisers.

FUND MANAGEMENT

INVESTMENT ADVISER

        Union Investment Advisors, Inc., 6811 S. 27th, P.O. Box 82535, Lincoln, Nebraska 68501 serves as investment adviser to the Fund. The Adviser provides the Portfolios with advice and assistance in the selection and disposition of the Portfolios' investments.

EXPIRATION OF THE FUND'S ADVISORY AGREEMENTS

        On October 30, 1992, and August 1, 1993, respectively, the Fund entered into investment advisory agreements with Union Bank and Trust Company, as investment adviser, with respect to the Growth Portfolio and the Government Securities Portfolio (the "Original Advisory Agreements"). On May 1, 2001, the Original Advisory Agreements were assigned to Union Investment Advisors and Union Investment Advisors has acted as investment adviser to the Portfolios continuously since that date.

        The Original Advisory Agreements inadvertently were not properly renewed at the annual Board of Directors meeting held on July 20, 2001. Section 15 of the 1940 Act requires that a fund's investment advisory agreement be in writing and be approved initially by both the fund's board of directors (including a majority of its independent directors) and the fund's shareholders. The investment advisory agreement may have an initial term of two years, but must be approved annually thereafter at an in person meeting by a majority of the fund's board of directors, including a majority of its independent directors. In the event that a fund's board fails to approve the fund's investment advisory agreement at least annually, the agreement will automatically terminate.

        At the July 20, 2001 annual board meeting, the members of the Board of Directors in attendance unanimously approved renewal of the existing investment advisory agreements. However, a majority of the Fund's independent directors were not present in person at the meeting and did not vote to renew the investment advisory agreements. Consequently, the investment advisory agreements were not renewed in accordance with the requirements of the 1940 Act and automatically terminated.

APPROVAL OF NEW ADVISORY AGREEMENT

        In connection with a routine examination, the staff of the Securities and Exchange Commission noted that the minutes of the July 20, 2001 board meeting indicated the presence of only two of the Fund's four independent directors. After reviewing this matter with Fund management and legal counsel, the Board concluded that the investment advisory agreements had terminated and that the Fund was without a valid investment advisory agreement with respect to both Portfolios. As a result, the Board determined that Union Investment Advisors should not be paid fees under the terminated agreements for services rendered after August 31, 2003.

        Union Investment Advisors requested that the Fund's Board consider approving a new investment advisory agreement substantially identical to those that lapsed in July 2001. At a meeting of the Board of Directors on September 15, 2003, the Board approved the New Advisory Agreement and recommended that it be submitted to the Fund's shareholders for approval. The New Advisory Agreement will become effective only after approval by the shareholders of the Portfolios and the Fund intends to hold a shareholders meeting for that purpose as soon as possible. Union Investment Advisors continues to provide investment advisory services to the Fund as contemplated by the New Advisory Agreement, even though the New Advisory Agreement has not been approved by shareholders. Union Investment Advisors is not receiving any payment for those services. It is unclear whether shareholders will also be asked to vote on whether to permit Union Investment Advisors to retain those fees received, and to receive fees that were payable, during the period from July 2001 through the effective date of the New Advisory Agreement.

        The terms of the New Advisory Agreement approved by the Board on September 15, 2003, and proposed for shareholder approval are similar in all material respects to the Original Advisory Agreements, except that a single agreement is proposed for both Portfolios. Pursuant to the New Advisory Agreement, subject to the supervision and direction of the Board, Union Investment Advisors is responsible for managing each Portfolio in accordance with the Portfolio's stated investment objective and policies. Union Investment Advisors is responsible for providing investment advisory services as well as conducting a continual program of investment, valuation and, if appropriate, sale and reinvestment of the Portfolio's assets. These investment management services will be identical to the services provided under the Original Advisory Agreements and the services provided since July 20, 2001.

        Under the New Advisory Agreement, Union Investment Advisors is entitled to investment advisory fees equal to the following percentage of each Portfolio's average daily net assets on an annualized basis:

                   PORTFOLIO                   INVESTMENT ADVISORY FEE
                   ---------                   -----------------------
Government Securities Portfolio                          0.50%
Growth Portfolio                                         0.75%

These advisory fees are identical to those under the Original Advisory
Agreements.

        The New Advisory Agreement will run for an initial term of two years and annually thereafter, so long as it is approved by a majority of the Directors of the Fund, including a majority of the Independent Directors. The New Advisory Agreement is terminable at any time on 60 days written notice without penalty by the Directors, by vote of a majority of the outstanding shares of a Portfolio, or upon 90 days written notice, by Union Investment Advisors. The New Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

PORTFOLIO MANAGERS

GOVERNMENT SECURITIES PORTFOLIO
GROWTH PORTFOLIO

        William S. Eastwood has been affiliated with Union Investment Advisors since May 2001. He has been affiliated with Union Bank and Trust Company and the management of the Fund since March of 1995. Prior to joining Union Bank, Mr. Eastwood was statewide manager of trust investments for a regional bank. Mr. Eastwood was responsible for the management of equity and fixed become common funds at that bank from 1979 to 1995. Mr. Eastwood holds the Chartered Financial Analyst (CFA) professional designation.

        Jon C. Gross has been affiliated with Union Investment Advisers since May 2001. He is currently a Vice President of Union Bank and has been affiliated with Union Bank since 1988. Mr. Gross has been actively involved in the management of the Fund since 1991. Mr. Gross holds the Chartered Financial Analyst (CFA) professional designation.

        Mark E. Portz is responsible for management of the Government Securities Portfolio. He has been affiliated with Union Investment Advisors since May 2001 and Union Bank and Trust Company since 2000. Prior to joining Union Bank and Trust Company, Mr. Portz was involved in capital market activities at BancOne Capital Markets and Alex Brown & Sons. He earned a B.S. Degree in Business Administration from the University of Nebraska - Lincoln and holds the Chartered Financial Analyst (CFA) professional designation.

FINANCIAL HIGHLIGHTS

        The financial highlights tables are intended to help you understand the Portfolios' financial performance for the period of the Portfolios' operations. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent certified public accountants, whose report, along with the Portfolios' financial statements, are included in the annual report, which is available upon request.


                                   FINANCIAL HIGHLIGHTS

                    GOVERNMENT SECURITIES PORTFOLIO - RETAIL CLASS SHARES

                     Years ended June 30, 2003, 2002, 2001, 2000 and 1999



                                            2003       2002       2001      2000       1999
                                            ----       ----       ----      ----       ----
NET ASSET VALUE:
Beginning of period                        $10.13      $9.95      $9.64      $9.79     $9.89
                                           ------      -----      -----      -----     -----
Income from investment operations:
    Net investment income                    0.36       0.44       0.48       0.49      0.48
    Net realized and unrealized gain         0.09       0.17       0.31      (0.15)    (0.09)
                                             ----       ----       ----      ------    ------
    (loss) on investments
Total income from investment operations      0.45       0.61       0.79       0.34      0.39
                                             ----       ----       ----       ----      ----
Less distributions:
    Dividends from net investment income    (0.35)     (0.43)     (0.48)     (0.49)    (0.49)
                                            ------     ------     ------     ------    ------
End of period                              $10.23(a)  $10.13(a)   $9.95(a)   $9.64(a)  $9.79(a)
                                           --------- ---------    --------   --------  --------

TOTAL RETURN                                4.56%(a)   6.28%(a)   8.45%(a)   3.58%(a)  3.96%(a)
                                           --------   --------   --------    --------  --------

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period                  $260,342  $171,283   $155,063    $233,172  $167,494
Ratio of expenses to average net assets      1.13%     1.15%      1.16%      1.15%     1.10%
Ratio of net income to average net assets    3.52%     4.34%      4.96%      5.05%     4.83%
Portfolio turnover rate                     21.68%    36.61%    109.69%     30.55%    18.66%

(a) Excludes maximum sales load of 3%.


                                   FINANCIAL HIGHLIGHTS

                           GROWTH PORTFOLIO - RETAIL CLASS SHARES

                     Years ended June 30, 2003, 2002, 2001, 2000 and 1999


                                          2003       2002          2001       2000        1999
                                          ----       ----          ----       ----        ----
NET ASSET VALUE:
Beginning of period                      $12.12     $13.93        $17.93      $19.51      $18.52
                                         ------     ------        ------      ------      ------
Income from investment operations:
    Net investment income                 (0.03)     (0.04)        (0.04)      (0.05)       0.00
    Net realized and unrealized gain      (0.50)     (1.76)        (2.20)       1.31        2.47
                                          ------     ------        ------       ----       -----
    (loss) on investments
Total income from investment              (0.53)     (1.80)        (2.24)       1.26        2.47
                                          ------     ------        ------       ----        ----
operations
Less distributions:
Dividends from net investment income       0.00       0.00          0.00        0.00        0.00
Distributions from capital gains           0.00       0.00         (1.76)      (2.84)      (1.48)
Total return of capital                    0.00      (0.01)         0.00        0.00        0.00
                                           ----      ------         ----        ----        ----
    Total distributions                    0.00      (0.01)        (1.76)      (2.84)      (1.48)
                                           ----      ------        ------      ------      ------
End of period                            $11.59(a)  $12.12(a)     $13.93(a)   $17.93(a)   $19.51(a)
                                         ---------  ---------     ---------   ---------   ---------


TOTAL RETURN                             (4.37%)(a) (13.02%)(a)  (13.10%)(a)   7.18%(a)   16.09%(a)
                                        ---------- -----------  -----------   --------   ---------


RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period               $747,675   $954,146    $1,259,412   $1,817,151  $1,292,742
Ratio of expenses to average net          1.39%      1.40%         1.40%       1.41%       1.35%
assets
Ratio of net income (loss) to average    (0.29%)    (0.31%)       (0.26%)     (0.28%)      0.01%
net assets
Portfolio turnover rate                 113.06%     92.57%       153.17%     178.43%     194.23%

(a) Excludes maximum sales load of 4.5%.

                                 BACK COVER PAGE

                                  STRATUS FUND

                              RETAIL CLASS A SHARES

You can obtain more information about each Portfolio without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated November 3, 2003, includes detailed information about the Stratus Fund Portfolios. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about each Portfolio's investments is available in the Portfolio's annual and semi-annual reports to shareholders. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the performance of each Portfolio during its last fiscal year. The reports also contain detailed financial information about the Portfolios.

TO OBTAIN MORE INFORMATION:

By Telephone:         Call (888) 769-2362

By Mail:              Stratus Fund, Inc.
                      6811 S. 27th St.
                      PO Box 82535
                      Lincoln, Nebraska 68501-2535

You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about Stratus Fund, from the EDGAR database on the SEC's website (HTTP://WWW.SEC.GOV). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call 1-800-942-0330). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request sent to: publicinfo@sec.gov, or by writing to:
Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009.

                               STRATUS FUND, INC.


                           INSTITUTIONAL CLASS SHARES



                                   PROSPECTUS
                                NOVEMBER 3, 2003


                         GOVERNMENT SECURITIES PORTFOLIO
                                GROWTH PORTFOLIO









                               INVESTMENT ADVISER
                         Union Investment Advisors, Inc.







The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS
                                                                           PAGE

INTRODUCTION AND FUND SUMMARY................................................1

MORE INFORMATION ABOUT INVESTMENT OBJECTIVES AND STRATEGIES..................7

MORE INFORMATION ABOUT RISK..................................................9

EACH PORTFOLIO'S OTHER INVESTMENTS..........................................11

SHAREHOLDER INFORMATION.....................................................12

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS...................................15

TAX CONSEQUENCES............................................................16

FUND MANAGEMENT.............................................................16

FINANCIAL HIGHLIGHTS........................................................19

INTRODUCTION AND FUND SUMMARY

INTRODUCTION

        Stratus Fund, Inc. is a mutual fund that offers shares in separate investment portfolios. Each Portfolio operates as a separate mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests the money in securities. The value of your investment in a Portfolio is based on the market value of the securities the Portfolio holds.

        Each Portfolio has its own investment goal and strategies for reaching that goal. This prospectus gives you important information about the Portfolios that you should know before investing. Please read this prospectus and keep it for future reference.

        An investment in a Portfolio is not a deposit in Union Bank and Trust Company and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency and involves investment risk, including potential loss of principal.

FUND SUMMARY

GOVERNMENT SECURITIES PORTFOLIO

Investment Objective

The Government Securities Portfolio seeks a high total return consistent with the preservation of capital.

Principal Investment Strategies

The Adviser's principal investment strategies include:

        o Investing at least 80% of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

        o Investing the remainder of its assets in marketable debt obligations rated within one of the four highest debt rating categories, obligations of commercial banks, repurchase agreements and money market instruments.

        o Selecting securities that will provide a high total return consistent with the Portfolio's investment objective taking into consideration both current income and the potential for appreciation of value. This may result in the Portfolio concentrating its investments in certain types of U.S. government securities, such as mortgage-backed securities issued or guaranteed by government agencies such as the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation.

        o Normally maintaining an average dollar weighted maturity of between three and ten years.

Principal Investment Risks

The Government Securities Portfolio is subject to the following principal investment risks any one of which could cause you to lose money:

        o INTEREST RATE CHANGES. Interest rate increases can cause the price of a debt security to decrease.

        o PREPAYMENT RISK. If during periods of falling interest rates an issuer of a debt security held by the Portfolio repays a higher yielding bond before its maturity date, the Portfolio will reinvest these unanticipated proceeds at lower rates. As a result the Portfolio would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

        o ISSUER-SPECIFIC RISK. The value of an individual issuer's securities can be more volatile than the market as a whole and can perform differently than the market as a whole. Debt obligations rated within one of the lowest of the four highest debt rating categories have speculative characteristics and a change in economic conditions or other circumstances are more likely to lead to a weakened capacity of the issuer to make principal and interest payments than would be the case with higher rated securities. If after acquisition by the Portfolio, a change in the credit quality of a debt security causes the security to fall below investment grade, the investment adviser will consider selling the security if the sale will not have an adverse effect on the Portfolio.

        o CREDIT RISK. If the issuer of a debt security fails to pay interest or principal in a timely manner, the Portfolio's return will be lower.

        o U.S. GOVERNMENT AGENCY SECURITIES. The Government Securities Portfolio invests in securities that are issued or guaranteed by U.S. government agencies, including the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Federal Home Loan Banks ("FHLBs") and the Federal Farm Credit Bank ("FFCB"). Securities issued by Ginnie Mae are supported by the full faith and credit of the U.S. Treasury. Obligations of the FHLBs, FFCB, Fannie Mae and Freddie Mac are backed by the credit of the agency or instrumentality issuing the obligation. Although not backed by the full faith and credit of the U.S. Treasury, Fannie Mae, Freddie Mac and FFCB securities are supported by the instrumentalities' right to borrow from the U.S. Treasury. Obligations of the FHLBs are also supported by the discretionary authority of the U.S. government to purchase certain obligations of those entities.

        o MORTGAGE-BACKED SECURITIES. The Government Securities Portfolio invests in securities that are issued or guaranteed by Ginnie Mae, Fannie Mae and Freddie Mac that are backed by pools of mortgage loans. Some obligations of the FHLBs are also backed by pools of mortgage loans. During periods of declining interest rates, prepayment of the mortgages underlying the securities can be expected to accelerate, shortening the estimated average life of the security, while increasing interest rates could extend the estimated average life of the securities. Because of the unpredictable payment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue. If the Portfolio purchases a mortgage-backed security at a premium, it may experience a loss if there is a decline in the market value of the security, whether resulting from changes in interest rates or prepayments of the underlying mortgage loans.

        o INCOME RISK. Falling interest rates will cause the Portfolio's income to decline.

When you sell shares of the Portfolio, they could be worth less than what you paid for them.

Performance

The following information provides some indication of the risk of investing in the Government Securities Portfolio by showing changes in the Portfolio's performance from year to year and comparing the Portfolio's performance to the performance of a broad based market index over various periods of time. Returns are based on past results and are not an indication of future performance.

        YEAR-BY-YEAR RETURNS

Gragh Omitted

  1994    1995    1996    1997   1998    1999    2000    2001     2002
  ----    ----    ----    ----   ----    ----    ----    ----     ----
 -2.90%  13.81%   2.79%   6.96%  6.76%   1.77%   7.67%   7.22%   6.69%

During the periods shown in the chart for the Government Securities Portfolio, the highest return for a quarter was 4.75% (quarter ending June 30, 1994) and the lowest return for a quarter was -1.7% (quarter ending June 30, 1995).

The year-to-date return as of September 30, 2003 for the Government Securities Portfolio was 1.34%.

                             AVERAGE ANNUAL RETURNS
                    (FOR THE PERIODS ENDED DECEMBER 31,2002)
                                                                        Since
                                                   1 Year  5 Years   Inception/1
                                                   ------  -------   -----------
Return before Taxes                                  6.69%   6.00%      5.34%

Return after Taxes on Distributions                  4.91%   3.94%      3.32%

Return after Taxes on Distributions and Sale of
Portfolio Shares                                     3.93%   3.20%      2.73%

Merrill Lynch Inter-Term Index
(reflects no deduction for fees, expenses or taxes)  9.04%   6.70%      6.40%

----------------------
/1 Commenced operations October 8, 1993.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of the state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Fees and Expenses

The following table describes the fees and expenses that you may pay if you hold shares of the Government Securities Portfolio. You will not pay any charges in connection with the purchase of your shares.

        ANNUAL PORTFOLIO OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

Management Fees(1)                                       .50%
Other Expenses                                           .33%
                                                         ----
Total Portfolio Operating Expenses                       .83%
                                                         ====
------------------------
(1) Based on expenses during the fiscal year ended June 30, 2003. Management fee expenses for the current fiscal year will depend on shareholder approval of a new investment advisory agreement. See "Fund Management - Investment Adviser" below.

        EXAMPLE

The following example is intended to help you compare the cost of an investment in the Government Securities Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year               3 Years            5 Years                 10 Years

$85                  $266               $461                    $1,026

GROWTH PORTFOLIO

Investment Objective

The Growth Portfolio seeks capital appreciation and income.

Principal Investment Strategies

The Adviser's principal investment strategies include:

        o       Investing primarily in a diversified portfolio of common stocks.

        o Selecting equity securities, the majority of which pay dividends.

        o       Investing in medium and large capitalization companies.

        o Investing in companies the Adviser believes will have earnings that grow faster than inflation and faster than the economy in general and whose securities are attractively priced. The Adviser's strategies may involve active trading in the Portfolio's securities and may result in a higher Portfolio turnover rate.

Principal Investment Risks

The Growth Portfolio is subject to the following principal investment risks, any one of which could cause you to lose money:

        o STOCK MARKET VOLATILITY. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. Different parts of the market can react differently to these developments.

        o ISSUER-SPECIFIC RISKS. The value of an individual issuer's securities can be more volatile than the market as a whole and can perform differently than the market as a whole.

        o GROWTH INVESTING. Growth stocks can perform differently than the market as a whole and other types of stocks and can be more volatile than other types of stocks.

When you sell your shares of the Portfolio, they could be worth less than what you paid for them.

Performance

The following information provides some indication of the risks of investing in the Growth Portfolio by showing changes in the Portfolio's performance from year to year and comparing the Portfolio's performance to the performance of a broad based market index over various periods of time. Returns are based on past results and are not an indication of future performance.

        YEAR-BY-YEAR RETURNS

Gragh Omitted

  1994    1995    1996    1997     1998    1999    2000    2001     2002
  ----    ----    ----    ----     ----    ----    ----    ----     ----
  0.60%   31.14%  20.75%  25.69%  21.73%  22.41%  -7.39%  -9.01%  -23.26%


During the periods shown in the chart for the Growth Portfolio, the highest return for a quarter was 19.28% (quarter ending December 31, 1998) and the lowest return for a quarter was -13.94% (quarter ending September 30, 2002).

The year-to-date return as of September 30, 2003 for Growth Portfolio was 13.71%

                             AVERAGE ANNUAL RETURNS
                      (FOR THE PERIODS ENDED DECEMBER 31, 2002)
                                                                       Since
                                                  1 Year   5 Years   Inception/1
                                                  ------   -------   -----------
Return before Taxes                               -23.26%   -0.74%        7.76%

Return after Taxes on Distributions               -23.26%   -2.40%        5.89%

Return after Taxes on Distributions and Sales
of Portfolio Shares                               -23.26%   -2.40%        4.91%

S&P Index
(reflects no deduction for fees, expenses
or taxes)                                         -22.10%   -0.56%        9.36%

------------------------
/1 Commenced operation October 8, 1993.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of the state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Fee Table

The following table describes the fees and expenses that you may pay if you hold shares of the Growth Portfolio. You will not pay any charges in connection with the purchase of your shares.

        ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Portfolio assets)

Management Fees(1)                                               .75%

Other Expenses                                                   .34%
                                                                 ----

Total Portfolio Operating Expenses                               1.09%
                                                                =====
------------------------
(1) Based on expenses during the fiscal year ended June 30, 2003. Management fee expenses for the current fiscal year will depend on shareholder approval of a new investment advisory agreement. See "Fund Management - Investment Adviser" below.

        EXAMPLE

The following example is intended to help you compare the cost of an investment in the Growth Portfolio with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year                 3 Years                 5 Years                 10 Years

$110                   $343                    $594                    $1,311

MORE INFORMATION ABOUT INVESTMENT OBJECTIVES AND STRATEGIES

GOVERNMENT SECURITIES PORTFOLIO

Investment Objective

        The investment objective of the Government Securities Portfolio is to provide a high total return consistent with the preservation of capital.

Implementation of Investment Objective

        To achieve its objective, the Government Securities Portfolio will invest at least 80% of its total assets in securities issued or guaranteed by the U. S. Government, its agencies or its instrumentalities. The Portfolio will invest its remaining assets in the following securities:

        o Domestic issues of marketable debt obligations that are rated at the time of purchase within the four highest debt rating categories established by Moody's or S&P or are determined by the Adviser to be of a comparable quality at the time of purchase.

        o Obligations of commercial banks, including negotiable certificates of deposit and banker's acceptances.

        o Repurchase agreements on securities issued or guaranteed by the U.S. Government.

        o       Money market instruments.

        To achieve its objective of current income, the Portfolio normally purchases securities with a view to holding them rather than selling them to achieve short-term trading profits. However, the Portfolio may sell any security at any time without regard to the length of time it has been held if the Adviser believes general economic, industry or securities market conditions warrant selling the security. In selecting debt securities for the Portfolio that are not government securities, the Adviser will utilize a fundamental analysis of the issuer's financial condition and operations, including an analysis of products and services, competition, management, and research and development activities. These issuers generally will have a debt to capital ratio of less than 60% and have market capitalization in excess of $500,000,000.

        The Adviser had engaged in active trading of securities held by Government Securities Portfolio. Frequent trading of portfolio securities increases the expenses of the Portfolio as a consequence of trading costs and can result in distributions of gains to shareholders that are subject to tax.

        The Portfolio is not a money market fund. The value of an investment in the Portfolio will fluctuate daily as the value of the Portfolio's assets change. The average dollar-weighted maturity of the Portfolio's investments in debt instruments will normally be between three and ten years.

Fundamental Investment Policies

        The investment objective of the Government Securities Portfolio, and its principal investment strategy of investing at least 80% of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are both fundamental policies that may not be changed without shareholder approval.

GROWTH PORTFOLIO

Investment Objective

        The investment objective of the Growth Portfolio is capital appreciation and income.

Principal Investment Strategies

        To achieve its investment objective, the Growth Portfolio will invest at least 65% of its total assets in a diversified portfolio of common stocks. The remaining assets (up to 35% of the Portfolio) may be invested in U.S. Government securities, put and call options and money market instruments.

        The Growth Portfolio invests principally in medium and large capitalization companies having a market capitalization greater than $1 billion. The Growth Portfolio seeks to identify and invest in companies whose earnings the Adviser believes will grow faster than inflation and faster than the economy in general and whose growth the Adviser believes has not yet been fully reflected in the market price of the company's shares. The Adviser also seeks to invest in securities it believes will outperform the Standard and Poor's Equity Index on a risk adjusted basis. To provide current income, the Adviser may select securities for the Portfolio issued by companies that have a history of paying regular dividends.

        When selecting securities for the Growth Portfolio, the Adviser relies on a company-by-company analysis and a broader analysis of industry or economic sector trends and takes into consideration the quality of a company's management, the existence of a leading or dominant position in a major product line or market and the soundness of the company's financial position. Once the Adviser identifies a possible investment, a number of valuation measures are applied to determine the relative attractiveness of each company and to select those companies whose shares are most attractively priced.

        The Adviser has engaged in active trading of securities held by the Growth Portfolio. Frequent trading of portfolio securities increases the expenses of the Portfolio as a consequence of trading costs and can result in distributions of gains to shareholders that are subject to tax.

Fundamental Investment Policies

        The investment objective of the Growth Portfolio is a fundamental policy that may not be changed without shareholder approval.

MORE INFORMATION ABOUT RISK

        Many factors affect a Portfolio's performance. The price of a Portfolio's shares will change daily based on changes in interest rates and market conditions and in response to other economic, political or financial developments. A Portfolio's reaction to these developments will be affected by the types and maturities of the securities in which the Portfolio invests, the financial condition, industry and economic sector, and geographic location of an issuer, as well as the Portfolio's level of investment in the securities of that issuer. When you sell your shares of a Portfolio, they could be worth less than what you paid for them. In addition, the following factors may significantly affect the Portfolio's performance.

INTEREST RATE CHANGES

        GOVERNMENT SECURITIES PORTFOLIO

        Debt securities have varying levels of sensitivity to changes in interest rates. Generally, the price of a debt security can fall when interest rates rise and vice-versa. Securities with longer maturities tend to be more sensitive to interest rate changes and are generally more volatile, so the average maturity or duration of these securities affects risk.

REPAYMENT RISK

        GOVERNMENT SECURITIES PORTFOLIO

        Many types of debt securities are subject to prepayment risk. Prepayment occurs when the issuer of a security can repay principal prior to the security's maturity. During periods of falling interest rates, the issuer may repay debt obligations with high interest rates prior to maturity. This may cause a Portfolio's average weighted maturity to fluctuate, and may require a Portfolio to invest the resulting proceeds at lower interest rates.

CREDIT RISK

        GOVERNMENT SECURITIES PORTFOLIO

        Credit risk is the risk that an issuer will be unable to make timely payments of either principal or interest. If this occurs, the Portfolio's return could be lower.

U.S. GOVERNMENT SECURITIES RISK

        GOVERNMENT SECURITIES PORTFOLIO

        Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued or guaranteed by some U.S. Government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

STOCK MARKET VOLATILITY

        GROWTH PORTFOLIO

        Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market or economic developments. In the short term, equity prices can fluctuate dramatically in response to these factors. Political or economic developments can affect a single issuer, issuers within an industry or economic sector or geographic region, or the market as a whole.

ISSUER-SPECIFIC RISK

        GROWTH PORTFOLIO
        GOVERNMENT SECURITIES PORTFOLIO

        Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of issuer, and changes in general economic or political conditions can affect the value of an issuer's securities. The value of securities of smaller, less well-known companies can be more volatile than that of larger companies.

GROWTH INVESTING

        GROWTH PORTFOLIO

        Growth stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Growth stocks tend to be more expensive relative to their earnings or assets compared to other types of stocks. As a result, growth stocks tend to be more sensitive to changes in their earnings and more volatile than other types of stocks.

PORTFOLIO TURNOVER RATE RISK

        GROWTH PORTFOLIO
        GOVERNMENT SECURITIES PORTFOLIO

        A higher portfolio turnover rate results in increased brokerage and other costs and may result in shareholders receiving distributions of capital gains that are subject to taxation.

EACH PORTFOLIO'S OTHER INVESTMENTS

        In addition to the investments and strategies described in this prospectus, each Portfolio also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies are described in our Statement of Additional Information. Of course, we cannot guarantee that any Portfolio will achieve its investment goal.

        The investments and strategies described in this prospectus are those used under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Portfolio may invest up to 100% of its assets in fixed income securities, money market instruments and other securities that would not ordinarily be consistent with the Portfolio's objectives. The Portfolios may not achieve their investment objectives while pursuing these defensive strategies.

SHAREHOLDER INFORMATION

BUYING SHARES

        UFS Securities, LLC ("UFS Securities"), acts as the principal distributor of the Fund's shares. Financial institutions may acquire shares of the Portfolios for their own account or as record owners on behalf of fiduciary, agency or custody accounts. You may purchase shares at an offering price of their net asset value next determined after your purchase order is placed. You may purchase shares from registered representatives of UFS Securities and from other broker-dealers who have sales agreements with UFS Securities.

        You may purchase shares of each Portfolio on days on which the New York Stock Exchange ("NYSE") is open for business. When the NYSE is closed, both Portfolios will be closed. However, if the Adviser decides that it would be in the best interest of the shareholders, you may be able to purchase shares of the Government Securities Portfolio when the NYSE is closed. You must place your order with UFS Securities prior to 4:00 p.m. Eastern time on any business day for the order to be accepted on that business day. You may purchase shares by completing the Purchase Application included in this Prospectus and submitting it with a check payable to:

                               Stratus Fund, Inc.
                                  6811 S. 27th
                                  PO Box 82535
                          Lincoln, Nebraska 68501-2535

        For subsequent purchases, the name of your account and your account number should be included with any purchase order to properly identify your account. You may also pay for shares by bank wire. To do so, you must direct your bank to wire immediately available funds directly to the Custodian as indicated below:

        1. Telephone the Fund at (888) 769-2362 and furnish your name, your account number and your telephone number as well as the amount being wired and the name of the wiring bank. If you are opening a new account we will request additional account information and will provide you with an account number.

        2. Instruct the bank to wire the specific amount of immediately available funds to the Custodian. The Fund will not be responsible for the consequences of delays in the bank or Federal Reserve wire system. Your bank must furnish the full name of your account and the account number.

The wire should be addressed as follows:

                          UNION BANK AND TRUST COMPANY
                                Lincoln, Nebraska
                         Fund Department, ABA #104910795
                             Lincoln, Nebraska 68506
                          Account of Stratus Fund, Inc.
                          -----------------------------
                         FBO (Account Registration name)
                          #_____________________________

        3. If the shares you are purchasing by bank wire transfer represent an initial purchase, complete a Purchase Application and mail it to the Fund. The completed Purchase Application must be received by the Fund before subsequent instructions to redeem Fund shares will be accepted. Banks may impose a charge for the wire transfer of funds.

        You will receive written confirmation of your purchases. Stock certificates will not be issued in order to facilitate redemptions and exchanges between the Portfolios. UFS Securities reserves the right to reject any purchase order.

Minimum Investments

        We require a minimum initial aggregate investment of $250,000, unless waived by UFS Securities.

SELLING SHARES

        You may redeem shares of the Portfolios, in any amount, at any time at their net asset value next determined after your sale order is placed. To redeem shares of the Portfolios, you may make a redemption request through your UFS Securities investment executive or other broker-dealer. A redemption request may be made in writing if accompanied by the following:

        1. a letter of instruction or stock assignment specifying the number or dollar value of shares to be redeemed, signed by all the owners of the shares in the exact names in which they appear on the account, or by an authorized officer of a corporate shareholder indicating the capacity in which such officer is signing;

        2. a guarantee of the signature of each owner by an eligible institution which is a participant in the Securities Transfer Agent Medallion Program which includes many U.S. commercial banks and members of recognized securities exchanges; and

        3. other supporting legal documents, if required by applicable law, in the case of estates, trusts, guardianships, custodianships, corporations and pension and profit-sharing plans.

Payment of Redemption Proceeds

        Normally, the Fund will make payment for all shares redeemed within five business days. In no event will the Fund make payment more than seven days after receipt of a redemption request. However, payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. The Fund may also delay payment of redemption proceeds until the check used to purchase the shares to be redeemed has cleared the banking system, which may take up to 15 days from the purchase date. You may request that the Fund transmit redemption proceeds by Federal Funds bank wire to a bank account designated on your account application form, provided the bank wire redemptions are in the amounts of $500 or more and you have provided all requisite account information to the Fund.

Involuntary Redemption

        The Fund reserves the right to redeem the shares in your account at any time if the net asset value of your account falls below $500 as the result of a redemption or transfer request. You will be notified in writing that the value of your account is less than $500 and you will be allowed 30 days to make additional investments before the redemption is processed.

EXCHANGING SHARES

        Once payment for shares has been received (i.e., an account has been established), you may exchange some or all of your shares for Institutional Class shares of other Portfolios of the Fund. Exchanges are made at net asset value next determined after receipt of the exchange order.

        You should contact UFS Securities for instructions on how to exchange shares. Exchanges will be made only after UFS Securities receives proper instructions in writing or by telephone for an established account. If UFS Securities receives an exchange request in good order by 4:00 p.m. Eastern time on any business day, the exchange will ordinarily be effective on that day. To make an exchange you must have received a current prospectus of the Portfolio into which the exchange is being made before the exchange will be effected.

        Each exchange of the shares of a Portfolio for the shares of another Portfolio is actually a sale of shares of one Portfolio and a purchase of shares in the other, which may produce a gain or loss for tax purposes. In order to protect the Portfolio's performance and its shareholders, the Fund discourages frequent exchange activity in response to short-term market fluctuations. The Fund reserves the right to modify or withdraw the exchange privilege or to suspend the offering of shares in any class without notice to you if, in the Adviser's judgment, the Portfolio would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected. The Fund also reserves the right to reject any specific purchase order, including certain purchases by exchange.

VALUING SHARES

         A Portfolio's net asset value per share (NAV) is the value of a single Portfolio share. The Portfolios determine their NAV on each day the New York Stock Exchange is open for business. The New York Stock Exchange is closed on all National Holidays and Good Friday. The calculation is made as of the close of business of the New York Stock Exchange (currently 4:00 p.m., Eastern time) after the Portfolios have declared any applicable dividends.

        The NAV for each of the Portfolios is determined by dividing the value of the securities owned by the Portfolio plus any cash and other assets less all liabilities by the number of Portfolio shares outstanding.

               Net Asset Value =              Total Assets - Liabilities
                                            ----------------------------
                                            Number of Shares Outstanding

        For the purposes of determining the aggregate net assets of the Portfolios, cash and receivables are valued at their face amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Securities traded on a national securities exchange or on the NASDAQ Stock Market are valued at the last reported sale price that day. Securities traded on a national securities exchange or on the NASDAQ Stock Market for which there were no sales on that day, and securities traded on other over-the-counter markets for which market quotations are readily available, are valued at the mean between the bid and the asked prices. Debt securities held by the Portfolios are valued using market quotations. Securities and other assets for which market prices are not readily available are valued at fair value as determined in good faith by the Board of Directors. With the approval of the Board of Directors, the Portfolios may utilize a pricing service, bank, or broker-dealer experienced in such matters to perform any of the above-described functions.

DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

        Each Portfolio distributes its income as follows:

        Government Securities Portfolio - declared and paid monthly

        Growth Portfolio - declared and paid annually

        If you own Portfolio shares as of the record date of the distribution, you will be entitled to receive the distribution. Each Portfolio makes distributions of capital gains, if any, at least annually.

        You will receive dividends and distributions in the form of additional Portfolio shares unless you elect to receive payment in cash. To receive payment in cash, you must notify your UFS Securities investment executive or other broker-dealer of your election. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash.

TAX CONSEQUENCES

        The Portfolios will each be treated as separate entities for federal income tax purposes. The Fund has operated the Portfolios in a manner that qualifies them as "regulated investment companies" as defined in the Internal Revenue Code. Provided certain distribution requirements are met, the Portfolios will not be subject to federal income tax on their net investment income and net capital gains that they distribute to their shareholders.

        Shareholders subject to federal income taxation will receive taxable dividend income or capital gains, as the case may be, from distributions, whether paid in cash or received in the form of additional shares. Promptly after the end of each calendar year, each shareholder will receive a statement of the federal income tax status of all dividends and distributions paid during the year.

        Shareholders of the Government Securities Portfolio may be able to exclude a portion of the dividends received from taxable income as exempt interest income under various state income tax rules. Shareholders should consult their tax advisers as to the extent and availability of these exclusions.

        The Fund is subject to the backup withholding provisions of the Internal Revenue Code and is required to withhold income tax from dividends and redemptions paid to a shareholder if such shareholder fails to furnish the Fund with a taxpayer identification number or under certain other circumstances. Accordingly, shareholders are urged to complete and return Form W-9 when requested to do so by the Fund.

        This discussion is only a summary and relates solely to federal tax matters. Dividends may also be subject to state and local taxation. You are urged to consult with your personal tax advisers.

FUND MANAGEMENT

Investment Adviser

        Union Investment Advisors, Inc., 6811 S. 27th, P.O. Box 82535, Lincoln, Nebraska 68501 serves as investment adviser to the Fund. The Adviser provides the Portfolios with advice and assistance in the selection and disposition of the Portfolios' investments.

Expiration of the Fund's Advisory Agreements

        On October 30, 1992, and August 1, 1993, respectively, the Fund entered into investment advisory agreements with Union Bank and Trust Company, as investment adviser, with respect to the Growth Portfolio and the Government Securities Portfolio (the "Original Advisory Agreements"). On May 1, 2001, the Original Advisory Agreements were assigned to Union Investment Advisors and Union Investment Advisors has acted as investment adviser to the Portfolios continuously since that date.

        The Original Advisory Agreements inadvertently were not properly renewed at the annual Board of Directors meeting held on July 20, 2001. Section 15 of the 1940 Act requires that a fund's investment advisory agreement be in writing and be approved initially by both the fund's board of directors (including a majority of its independent directors) and the fund's shareholders. The investment advisory agreement may have an initial term of two years, but must be approved annually thereafter at an in person meeting by a majority of the fund's board of directors, including a majority of its independent directors. In the event that a fund's board fails to approve the fund's investment advisory agreement at least annually, the agreement will automatically terminate.

        At the July 20, 2001 annual board meeting, the members of the Board of Directors in attendance unanimously approved renewal of the existing investment advisory agreements. However, a majority of the Fund's independent directors were not present in person at the meeting and did not vote to renew the investment advisory agreements. Consequently, the investment advisory agreements were not renewed in accordance with the requirements of the 1940 Act and automatically terminated.

APPROVAL OF NEW ADVISORY AGREEMENT

        In connection with a routine examination, the staff of the Securities and Exchange Commission noted that the minutes of the July 20, 2001 board meeting indicated the presence of only two of the Fund's four independent directors. After reviewing this matter with Fund management and legal counsel, the Board concluded that the investment advisory agreements had terminated and that the Fund was without a valid investment advisory agreement with respect to both Portfolios. As a result, the Board determined that Union Investment Advisors should not be paid fees under the terminated agreements for services rendered after August 31, 2003.

         Union Investment Advisors requested that the Fund's Board consider approving a new investment advisory agreement substantially identical to those that lapsed in July 2001. At a meeting of the Board of Directors on September 15, 2003, the Board approved the New Advisory Agreement and recommended that it be submitted to the Fund's shareholders for approval. The New Advisory Agreement will become effective only after approval by the shareholders of the Portfolios and the Fund intends to hold a shareholders meeting for that purpose as soon as possible. Union Investment Advisors continues to provide investment advisory services to the Fund as contemplated by the New Advisory Agreement, even though the New Advisory Agreement has not been approved by shareholders. Union Investment Advisors is not receiving any payment for those services. It is unclear whether shareholders will also be asked to vote on whether to permit Union Investment Advisors to retain those fees received, and to receive fees that were payable, during the period from July 2001 through the effective date of the New Advisory Agreement.

        The terms of the New Advisory Agreement approved by the Board on September 15, 2003, and proposed for shareholder approval are similar in all material respects to the Original Advisory Agreements, except that a single agreement is proposed for both Portfolios. Pursuant to the New Advisory Agreement, subject to the supervision and direction of the Board, Union Investment Advisors is responsible for managing each Portfolio in accordance with the Portfolio's stated investment objective and policies. Union Investment Advisors is responsible for providing investment advisory services as well as conducting a continual program of investment, valuation and, if appropriate, sale and reinvestment of the Portfolio's assets. These investment management services will be identical to the services provided under the Original Advisory Agreements and the services provided since July 20, 2001.

        Under the New Advisory Agreement, Union Investment Advisors is entitled to investment advisory fees equal to the following percentage of each Portfolio's average daily net assets on an annualized basis:

                   Portfolio                      Investment Advisory Fee
                   ---------                      -----------------------
Government Securities Portfolio                              0.50%
Growth Portfolio                                             0.75%

These advisory fees are identical to those under the Original Advisory
Agreements.

        The New Advisory Agreement will run for an initial term of two years and annually thereafter, so long as it is approved by a majority of the Directors of the Fund, including a majority of the Independent Directors. The New Advisory Agreement is terminable at any time on 60 days written notice without penalty by the Directors, by vote of a majority of the outstanding shares of a Portfolio, or upon 90 days written notice, by Union Investment Advisors. The New Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

Portfolio Managers

GOVERNMENT SECURITIES PORTFOLIO, GROWTH PORTFOLIO

        William S. Eastwood has been affiliated with Union Investment Advisors since May 2001. He has been affiliated with Union Bank and Trust Company and the management of the Fund since March of 1995. Prior to joining Union Bank, Mr. Eastwood was statewide manager of trust investments for a regional bank. Mr. Eastwood was responsible for the management of equity and fixed income common funds at that bank from 1979 to 1995. Mr. Eastwood holds the Chartered Financial Analyst (CFA) professional designation.

        Jon C. Gross has been affiliated with Union Investment Advisors since May 2001. He is currently a Vice President of Union Bank and has been affiliated with Union Bank since 1988. Mr. Gross has been actively involved in the management of the Fund since 1991. Mr. Gross holds the Chartered Financial Analyst (CFA) professional designation.

        Mark E. Portz is responsible for management of the Government Securities Portfolio. He has been affiliated with Union Investment Advisors since May 2001 and with Union Bank and Trust Company since 2000. Prior to joining Union Bank and Trust Company, Mr. Portz was involved in capital market activities at BancOne Capital Markets and Alex Brown & Sons. He earned a B.S. Degree in Business Administration from the University of Nebraska - Lincoln and holds the Chartered Financial Analyst (CFA) professional designation.

FINANCIAL HIGHLIGHTS

        The financial highlights tables are intended to help you understand the Portfolios' financial performance for the past five years. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, independent certified public accountants, whose report, along with the Portfolios' financial statements, are included in the annual report, which is available upon request.


                                   FINANCIAL HIGHLIGHTS

                 GOVERNMENT SECURITIES PORTFOLIO - INSTITUTIONAL CLASS SHARES

                     Years ended June 30, 2003, 2002, 2001, 2000 and 1999

NET ASSET VALUE:                    2003       2002      2001       2000       1999
                                    ----       ----      ----       ----       ----
Beginning of period:               $10.13      $9.95     $9.64      $9.79      $9.88
                                   ------      -----     -----      -----      -----
Income from investment
operations:
Net investment income                0.39       0.47      0.52       0.52       0.51
Net realized and unrealized
gain (loss) on investments           0.10       0.17      0.30      (0.15)     (0.09)
                                     ----       ----      ----      ------     ------
Total income from investment
operations                           0.49       0.64      0.82       0.37       0.42
                                     ----       ----      ----       ----       ----
Less distributions from net
investment income                   (0.39)     (0.46)    (0.51)     (0.52)     (0.51)
                                    ------     ------    ------     ------     ------

End of period                      $10.23     $10.13     $9.95      $9.64       $9.79
                                   ======     ======     =====      =====       =====
TOTAL RETURN:                       4.90%      6.59%     8.74%      3.89%       4.33%
                                    =====      =====     =====      =====       =====
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period         $59,985    $44,741   $36,158    $32,660    $29,321
(000's)
Ratio of expense to average net     0.83%      0.85%     0.86%      0.85%       0.80%
assets
Ratio of net income to average      3.82%      4.64%     5.26%      5.35%       5.13%
net assets
Portfolio turnover rate            21.68%     36.61%   109.69%     30.55%      18.66%


                                      FINANCIAL HIGHLIGHTS

                        GROWTH PORTFOLIO - INSTITUTIONAL CLASS SHARES

                     Years ended June 30, 2003, 2002, 2001, 2000 and 1999

NET ASSET VALUE:                    2003       2002      2001       2000       1999
----------------                    ----       ----      ----       ----       ----
Beginning of period:               $12.27     $14.05    $17.99     $19.51     $18.53
                                   ------     ------    ------     ------     ------
Income from investment
operations:
Net investment income                0.00       0.00      0.01       0.00       0.06
    Net realized and unrealized
gain (loss) on                      (0.49)     (1.77)    (2.20)      1.31       2.53
                                    ------      -----    -----       ----       ----
investments
Total income (loss) from
investment operations               (0.49)     (1.77)    (2.19)      1.31       2.59
                                    ------     ------    ------      ----       ----
Less distributions:
    Dividends from net
investment     income                0.00       0.00     (0.01)      0.00      (0.06)
    Distributions from capital       0.00       0.00     (1.74)     (2.83)     (1.55)
gains
       Tax return of capital         0.00      (0.01)     0.00       0.00       0.00
                                     ----      -----      ----       ----       ----

        Total distributions          0.00      (0.01)    (1.75)     (2.83)     (1.61)
                                     ----      ------    ------     ------     ------
End of period                      $11.78     $12.27     $14.05     $17.99     $19.51
                                   ======     ======     ======     =======    ======
TOTAL RETURN:                      (3.99%)   (12.63%)  (12.76%)      7.52%     16.34%
                                   =======   ========  ========     ======     ======
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period         $47,152    $50,849   $59,407     $71,608    $65,011
(000's)
Ratio of expense to average net
assets                               1.09%      1.10%    1.10%       1.11%      1.05%
Ratio of net income to average
net assets                           0.01%     (0.01%)   0.04%       0.02%      0.31%
Portfolio turnover rate            113.06%     92.57%  153.17%     178.43%    194.23%

                                 Back Cover Page

                                  STRATUS FUND

                           INSTITUTIONAL CLASS SHARES

You can obtain more information about each Portfolio without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated November 3, 2003, includes detailed information about the Stratus Fund Portfolios. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

Additional information about each Portfolio's investments is available in the Portfolio's annual and semi-annual reports to shareholders. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected the performance of each Portfolio during its last fiscal year. The reports also contain detailed financial information about the Portfolios.

TO OBTAIN MORE INFORMATION:

By Telephone:         Call (888) 769-2362

By Mail:              Stratus Fund, Inc.
                      6811 S. 27th
                      PO Box 82535
                      Lincoln, Nebraska 68501-2535

You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about Stratus Fund, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information call 1-800-942-0330). You may request documents by mail from the SEC, upon payment of a duplicating fee, by electronic request sent to: publicinfo@sec.gov, or by writing to:
Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-6009.

                       STATEMENT OF ADDITIONAL INFORMATION

                               STRATUS FUND, INC.

                         GOVERNMENT SECURITIES PORTFOLIO
                                GROWTH PORTFOLIO


                                 November 3, 2003


              This Statement of Additional Information is not a prospectus.
This Statement of Additional Information relates to the Prospectuses for the Institutional Class shares and Retail Class A shares of the Government Securities Portfolio and the Growth Portfolio of Stratus Fund, Inc. (the "Fund") dated November 3, 2003. A copy of the Prospectuses may be obtained from the Fund by written request delivered to P.O. Box 82535 Lincoln, Nebraska, 68501-2535, or by calling (888) 769-2362. Financial statements for the Fund contained in its Annual Report dated June 30, 2003 are incorporated by reference into this Statement of Additional Information.

                                TABLE OF CONTENTS

                                                                        PAGE NO.


INTRODUCTION...................................................................1

FUND HISTORY...................................................................1

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' INVESTMENT OBJECTIVES,
POLICIES AND RISKS.............................................................1
        INVESTMENT OBJECTIVES AND POLICIES.....................................1
        SPECIAL INVESTMENT METHODS AND RELATED RISKS...........................2
        OTHER PERMITTED INVESTMENTS AND RELATED RISKS..........................5
        INVESTMENT LIMITATIONS.................................................7
        PORTFOLIO TURNOVER.....................................................8
        DIRECTORS AND EXECUTIVE OFFICERS.......................................9
        AUDIT COMMITTEE.......................................................11

INVESTMENT ADVISORY AND OTHER SERVICES........................................11
        GENERAL...............................................................11
        INVESTMENT ADVISORY AGREEMENTS........................................11
        EXPIRATION OF THE FUND'S ADVISORY AGREEMENTS..........................12
        APPROVAL OF NEW ADVISORY AGREEMENT....................................12
        ADVISORY FEES.........................................................13
        FACTORS CONSIDERED IN APPROVING THE ADVISORY AGREEMENTS...............13
        DISTRIBUTOR...........................................................14
        ADMINISTRATOR.........................................................17
        CUSTODIAN.............................................................18
        COUNSEL18
        AUDITORS..............................................................18
        CODE OF ETHICS........................................................18

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS..............................18

CAPITAL STOCK.................................................................20
        CAPITAL STOCK.........................................................20
        VOTING RIGHTS.........................................................21
        SHAREHOLDERS MEETINGS.................................................21

PRINCIPAL HOLDERS OF SECURITIES...............................................22

REDEMPTION OF SHARES AND EXCHANGES BETWEEN CLASSES............................23
        REDEMPTION............................................................23
        EXCHANGES BETWEEN CLASSES.............................................23

TAX STATUS....................................................................23

CALCULATIONS OF PERFORMANCE DATA..............................................24

FINANCIAL STATEMENTS..........................................................26

APPENDIX A...................................................................A-1

INTRODUCTION

        This Statement of Additional Information is intended to furnish prospective investors with additional information concerning the investment portfolios of the Fund (the "Portfolios"). The prospectus is intended to describe to prospective investors the principal investment strategies of and principal risks associated with investing in the Portfolios. This Statement of Additional Information expands on the information provided to you in the Prospectus and contains additional information that does not appear in the Prospectus because it does not involve a principal strategy or risk.

FUND HISTORY

        Stratus Fund, Inc. (the "Fund") is a Minnesota corporation operating as a diversified, open-end, management investment company, commonly called a mutual fund. The Fund has divided the shares of its capital stock into separate categories that are referred to as portfolios, each of which is operated as a separate diversified, open-end management investment company having its own investment objectives and policies. The Fund initially issued only one class of shares of each portfolio. Pursuant to its Amended and Restated Articles of Incorporation which became effective on December 31, 1997, all shares of the portfolios then outstanding were designated Institutional Class shares and issuance of Retail Class A shares of each portfolio was authorized. This Statement of Additional Information relates to the Retail Class A shares and Institutional Class shares of the Government Securities Portfolio and the Growth Portfolio (the "Portfolios"). The Fund was originally incorporated under the name New Horizon Fund, Inc. on October 29, 1990 and changed its name to Apex Fund, Inc. on November 9, 1990. The name was changed to Stratus Fund, Inc. on January 23, 1991. The Union Government Securities Portfolio and Union Equity Income Portfolio changed their names to Government Securities Portfolio and Equity Income Portfolio effective April 30, 1994. The Equity Income Portfolio was renamed the Growth Portfolio as of February 15, 1996. The Growth/Income Portfolio of the Fund was merged into the Equity Income Portfolio on the same date and ceased separate existence. On May 25, 2000, the Fund and its shareholders approved a Plan of Reclassification under which the issued and outstanding Retail Class A and Institutional Class shares of the Fund's Intermediate Government Bond Portfolio were changed into and became Retail Class A and Institutional Class Shares of the Fund's Government Securities Portfolio, and the outstanding Retail Class A and Institutional Class Shares of the Fund's Capital Appreciation Portfolio were changed into and became Retail Class A and Institutional Class shares of the Fund's Growth Portfolio.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS' INVESTMENT
OBJECTIVES, POLICIES AND RISKS

INVESTMENT OBJECTIVES AND POLICIES

        The investment objectives and the principal investment policies of the Portfolios are described in the Prospectuses. Further information on the investment policies and limitations of the Portfolios are described below.

SPECIAL INVESTMENT METHODS AND RELATED RISKS

        Some or all of the Portfolios may invest in U.S. Government Securities, repurchase agreements, convertible securities, options for hedging purposes and money market instruments. Descriptions of such securities, and the inherent risks of investing in such securities, are set forth below.

U.S. GOVERNMENT SECURITIES

        The Portfolios may invest in U.S. Government Securities which are obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Obligations issued by the U.S. Treasury include Treasury Bills, Notes and Bonds which differ from each other mainly in their interest rates and the length of their maturity at original issue. Treasury Bills have a maturity of one year or less, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities greater than ten years. Treasury Securities are backed by the full faith and credit of the U.S. Government.

        The obligations of U.S. Government agencies or instrumentalities are guaranteed or backed in a variety of ways by the U.S. Government, its agencies or instrumentalities. Some of these obligations, such as Government National Mortgage Association mortgage-related securities and obligations of the Farmers Home Administration, are backed by the full faith and credit of the U.S. Treasury. Obligations of the Farmers Home Administration are also backed by the issuer's right to borrow from the U.S. Treasury. Obligations of Federal Home Loan Banks and the Farmers Home Administration are backed by the discretionary authority of the U.S. Government to purchase certain obligations of agencies or instrumentalities. Obligations of Federal Home Loan Banks, the Farmers Home Administration, Federal Farm Credit Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation are backed by the credit of the agency or instrumentality issuing the obligations.

        As with all fixed income securities, various market forces influence the value of U.S. Government Securities. There is an inverse relationship between the market value of such securities and yield. As interest rates rise, the value of the securities falls; conversely, as interest rates fall, the market value of such securities rises.

REPURCHASE AGREEMENTS

        The Government Securities Portfolio and Growth Portfolio may enter into repurchase agreements for U.S. Government Securities. A repurchase agreement involves the purchase by a Portfolio of U.S. Government Securities with the condition that after a stated period of time (usually seven days or less) the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Portfolio will seek to sell the collateral, which action could involve costs or delays. In such case, the Portfolio's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, a Portfolio would suffer a loss.

OPTIONS TRANSACTIONS

        The Growth Portfolio may purchase put options, solely for hedging purposes, in order to protect portfolio holdings in an underlying security against a substantial decline in the market value of such holdings ("protective puts"). Such protection is provided during the life of the put because the Portfolio may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to the Portfolio is limited to the premium paid for, and transaction costs paid in connection with, the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit a Portfolio realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

        The Growth Portfolio may also purchase call options solely for the purpose of hedging against an increase in prices of securities that the Portfolio ultimately wants to buy. Such protection is provided during the life of the call option because the Portfolio may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, a Portfolio will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs.

        The Growth Portfolio may only purchase exchange-traded put and call options. Exchange-traded options are third party contracts with standardized strike prices and expiration dates and are purchased from a clearing corporation. Exchange-traded options have a continuous liquid market while other options may not.

        Use of options in hedging strategies is intended to protect performance, but can result in poorer performance than without hedging with options if the Adviser is incorrect in its forecasts of the direction of stock prices. Normally, the Portfolio will only invest in options to protect existing positions and as a result, will normally invest no more than 10% of the Portfolio's assets in options.

CONVERTIBLE SECURITIES

        The Growth Portfolio may invest in convertible securities. Convertible securities are securities that may be exchanged or converted into a predetermined number of the issuer's underlying common shares at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, or a combination of the features of these securities. The investment characteristics of convertible securities vary widely, allowing convertible securities to be employed for different investment objectives. Convertible securities held by the Growth Portfolio will be treated as common stocks for asset allocation purposes.

        Convertible bonds and convertible preferred stocks are fixed income securities entitling the holder to receive the fixed income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. They are senior securities, and, therefore, have a claim to assets of the issuer prior to the common stock in the case of liquidation. However, convertible securities are generally subordinated to non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.

        As with all fixed income securities, various market forces influence the market value of convertible securities, including changes in the prevailing level of interest rates. As the level of interest rates increases, the market value of convertible securities tends to decline and, conversely, as interest rates decline, the market value of convertible securities tends to increase. The unique investment characteristic of convertible securities (the right to exchange for the issuer's common stock) causes the market value of the convertible securities to increase when the value of the underlying common stock increases. However, because security prices fluctuate, there can be no assurance of capital appreciation. Most convertible securities will not reflect as much capital appreciation as their underlying common stocks. When the underlying common stock is experiencing a decline, the value of the convertible security tends to decline to a level approximating the yield-to-maturity basis of straight non-convertible debt of similar quality, often called "investment value," and may not experience the same decline as the underlying common stock.

        Most convertible securities sell at a premium over their conversion values (i.e., the number of shares of common stock to be received upon conversion multiplied by the current market price of the stock). This premium represents the price investors are willing to pay for the privilege of purchasing a fixed income security with a possibility of capital appreciation due to the conversion privilege. If this appreciation potential is not realized, the premium may not be recovered.

SPECIAL SITUATIONS

        The Growth Portfolio may periodically invest in special situations. A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the stock market as a whole. Developments creating special situations might involve, among others, the following: "workouts" such as liquidations, reorganizations, recapitalizations or mergers; material litigation; technological breakthroughs; and new management or management policies. Special situations involve a different type of risk than is inherent in ordinary investment securities; that is, a risk involving the likelihood or timing of specific events rather than general economic market or industry risks. As with any securities transaction, investment in special situations involves the risk of decline or total loss of the value of the investment. However, the Adviser will not invest in special situations unless, in its judgment, the risk involved is reasonable in light of the Portfolio's investment objective, the amount to be invested and the expected investment results.

MONEY MARKET INSTRUMENTS

        The Government Securities Portfolio and Growth Portfolio may invest in money market instruments which include:

        (i)     U.S. Treasury Bills;

        (ii)    U.S. Treasury Notes with maturities of 18 months or less;

        (iii)   U.S. Government Securities subject to repurchase agreements;

        (iv) Obligations of domestic branches of U.S. banks (including certificates of deposit and bankers' acceptances with maturities of 18 months or less) which at the date of investment have capital, surplus, and undivided profits (as of the date of their most recently published financial statements) in excess of $10,000,000 and obligations of other banks or savings and loan associations if such obligations are insured by the Federal Deposit Insurance Corporation ("FDIC");

        (v) Commercial paper which at the date of investment is rated A-1 by S&P or P-1 by Moody's or, if not rated, is issued or guaranteed as to payment of principal and interest by companies which at the date of investment have an outstanding debt issue rated AA or better by S&P or Aa or better by Moody's;

        (vi) Short-term (maturing in one year or less) corporate obligations which at the date of investment are rated AA or better by S&P or Aa or better by Moody's; and

        (vii) Shares of no-load money market mutual funds (subject to the ownership restrictions of the Investment Company Act of 1940). See "Other Permitted Investments and Related Risks" in this Statement of Additional Information.

        The Growth Portfolio invests in money market instruments only for cash management purposes.

        Investment by a Portfolio in shares of a money market mutual fund indirectly results in the investor paying not only the advisory fee and related fees charged by the Portfolio, but also the advisory fees and related fees charged by the adviser and other entities providing services to the money market mutual fund.

OTHER PERMITTED INVESTMENTS AND RELATED RISKS

        Although the Adviser for the Fund does not currently intend to do so, each Portfolio may make the following investments.

        SECURITIES OF OTHER INVESTMENT COMPANIES. Each Portfolio may invest in securities issued by other investment companies to the extent permitted by the Investment Company Act of 1940.

        FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Portfolio may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. A Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.

        Stock index futures are futures contracts for various stock indices that are traded on registered securities exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

        There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Portfolio and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

        ILLIQUID SECURITIES -- Illiquid securities are securities that cannot be disposed of within seven business days at approximately the price at which they are being carried on the Portfolio's books. An illiquid security includes a demand instrument with a demand notice period exceeding seven days, where there is no secondary market for such security, and repurchase agreements with durations (or maturities) over 7 days in length. Not more than 15% of a Portfolio's total assets may be invested in illiquid securities. If as a result of changed circumstances, more than 15% of a Portfolio's total assets is invested in illiquid securities, the Adviser will take such action as it deems necessary in such manner as to avoid adverse consequences to the Portfolio.

        SHORT SALES -- Selling securities short involves selling securities the seller does not own (but has borrowed) in anticipation of a decline in the market price of such securities. To deliver the securities to the buyer, the seller must arrange through a broker to borrow the securities and, in so doing, the seller becomes obligated to replace the securities borrowed at their market price at the time of replacement. In a short sale, the proceeds the seller receives from the sale are retained by a broker until the seller replaces the borrowed securities. The seller may have to pay a premium to borrow the securities and must pay any dividends or interest payable on the securities until they are replaced.

        A Portfolio may only sell securities short "against the box." A short sale is "against the box" if, at all times during which the short position is open, the Portfolio owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issuer as the securities that are sold short.

        A Portfolio may also maintain short positions in forward currency exchange transactions, which involve the Portfolio's agreeing to exchange currency that it does not own at that time for another currency at a future date and specified price in anticipation of a decline in the value of the currency sold short relative to the currency that the Portfolio has contracted to receive in the exchange. To ensure that any short position of a Portfolio is not used to achieve leverage, a Portfolio establishes with its custodian a segregated account consisting of cash or liquid, high grade debt securities equal to the fluctuating market value of the currency as to which any short position is being maintained.

INVESTMENT LIMITATIONS

        The Fund has adopted a number of investment policies and restrictions for all the Portfolios, some of which can be changed by the Board of Directors. Others may be changed only by the holders of a majority of the outstanding shares of each Portfolio and include the following:

        Without shareholder approval, each of the Portfolios may not:

        (1) invest in 25% or more of its total assets in any one industry (this restriction does not apply to securities of the U.S. Government or its agencies, and instrumentalities and repurchase agreements relating thereto; however, utility companies, gas, electric, telephone, telegraph, satellite, and microwave communications companies are considered as separate industries);

        (2) with respect to 75% of the value of the total assets of the Portfolio, invest more than 5% of the market value of its total assets in the securities of any one issuer, other than obligations of or guaranteed by the U.S. Government or any of its agencies or instrumentalities, except that each Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

        (3) purchase the securities of any issuer if such purchase would cause more than 5% of the voting securities, or more than 10% of the securities of any class of such issuer, to be held by the Portfolio, except that a Portfolio may purchase securities of other investment companies to the extent permitted by applicable law or exemptive order;

        (4) invest in companies for the purpose of exercising control or influencing management;

        (5) purchase or sell real estate, commodities or interests in oil, gas or other mineral exploration or development programs;

        (6) make short sales of securities or purchase securities on margin, except that a Portfolio (a) may obtain such short-term credit as is necessary for the clearance of purchases and sales of securities, (b) may make margin payments in connection with transactions in financial futures contracts and options thereon, and (c) may make short sales of securities if at all times when a short position is open it owns at least an equal amount of such securities or owns securities comparable to or exchangeable for at least an equal amount of such securities;

        (7)     underwrite securities of other issuers;

        (8) purchase or sell commodity contracts, except that a Portfolio may, as appropriate and consistent with its investment policies and other investment restrictions, for hedging purposes, write, purchase or sell options (including puts, calls and combinations thereof), write covered call options, enter into futures contracts on securities, securities indices and currencies, options on such futures contracts, forward foreign currency exchange contracts and forward commitments;

        (9) make loans to other persons other than by purchasing part of an issue of debt obligations; a Portfolio may, however, invest up to 10% of its total assets, taken at market value at time of purchase, in repurchase agreements maturing in not more than seven days;

        (10) borrow money, except to meet extraordinary or emergency needs for funds, and then only from banks in amounts not exceeding 10% of its total assets, nor purchase securities at any time borrowings exceed 5% of its total assets; or

        (11) mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any securities owned by the respective Portfolio except as may be necessary in connection with borrowings as described in (10) above and then securities mortgaged, hypothecated or pledged may not exceed 5% of the respective Portfolio's total assets taken at market value.

        If a percentage restriction set forth under "Investment Objectives and Strategies" is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in values or assets will not constitute a violation of such restriction. The foregoing investment restrictions, as well as all investment objectives and those policies designated by the Fund as fundamental policies, may not be changed without the approval of a "majority" of a Portfolio's shares outstanding, defined as the lesser of: (a) 67% of the votes cast at a meeting of shareholders for a Portfolio at which more than 50% of the shares are represented in person or by proxy, or (b) a majority of the outstanding voting shares of that Portfolio. These provisions apply to each Portfolio if the action proposed to be taken affects that Portfolio.

PORTFOLIO TURNOVER

        The portfolio turnover rate for each of the Portfolios is calculated by dividing the lesser of a Portfolio's purchases or sales of securities for the year by the monthly average value of the securities. The calculation excludes all securities whose remaining maturities at the time of acquisition were one year or less. The portfolio turnover rate may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemption of shares. The portfolio turnover rate for the Growth Portfolio was 113.06% for the Fund's fiscal year ended June 30, 2003. The portfolio turnover rate for the Government Securities Portfolio was 21.68% for the Fund's fiscal year ended June 30, 2003. Significant portfolio turnover results in increased brokerage and other costs and can result in shareholders receiving distributions of capital gains that are subject to taxation. Portfolio turnover will not be a limiting factor in making investment decisions.

DIRECTORS AND EXECUTIVE OFFICERS

        The Fund is governed by a Board of Directors which is responsible for protecting the interests of the Fund's shareholders under Minnesota law. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Adviser.

        The names, addresses and principal occupations during the past five years of the directors and executive officers of the Fund are given below:

DIRECTORS
                        Director
                        And/or      Position(s)
Name, Address and Age,  Officer     Held With       Principal Occupation      Other
Address                 Since          Fund         During Last Five Years    Directorships
-------                 -----          ----         ----------------------    -------------
Thomas C. Smith (58)      1993        Director      Chairman and Chief        None
200 Centre Terrace,                                 Executive Officer,
1225 "L" Street                                     SMITH HAYES Financial
Lincoln, Nebraska  68508                            Services Corporation
                                                    Lincoln, Nebraska; Chairman
                                                    and Director, Midwest First
                                                    Financial, Lincoln, Nebraska
                                                    (real estate loan company).

Stan Schrier (68)         1993        Director      Retired                   None
11128 John Galt Blvd.
Omaha, Nebraska  68137

R. Paul Hoff (68)         1993        Director      Retired                   None
311 Jackson
Seward, Nebraska  68434

Edson L. Bridges III (45) 1993        Director      Vice President and        Director,
8401 W. Dodge Road, #256                            Director of Bridges       Bridges
Omaha, Nebraska  68114                              Investment Counsel Inc.   Investment Fund,
                                                    (registered investment    Inc.
                                                    adviser).

John Breslow (54)         2000        Director      Chairman of the Board     None
2900 S. 70th Street,                                and Owner of Linweld,
Suite 400                                           Inc., Lincoln, Nebraska
Lincoln, Nebraska  68506                            (industrial gases).


                                       9

EXECUTIVE OFFICERS

                        Director
                        And/or      Position(s)
Name, Address and Age,  Officer     Held With    Principal Occupation      Other
Address                 Since         Fund       During Last Five Years    Directorships
-------                 -----         ----       ----------------------    -------------

Jon Gross (34)            1997        President     Vice President and        None
6801 S. 27th Street                                 Investment Officer,
Lincoln, Nebraska  68512                            Union Bank and Trust
                                                    Company, Lincoln,
                                                    Nebraska; Chief
                                                    Executive Officer,
                                                    Adminisystems, Inc.;
                                                    President, Union
                                                    Investment Advisors,
                                                    Inc.; Vice President
                                                    and Managing Director,
                                                    UFS Securities, LLC.

Jeffrey Jewell (31)       2003        Vice          Trust Operations          None
                                      President     Officer, Union Bank and
                                      and Chief     Trust Company; Vice
                                      Financial     President,
                                      Officer       Adminisystems, Inc.

Tanya Lebsock (35)        2003        Secretary     Trust Compliance          None
                                      and           Officer, Union Bank and
                                      Compliance    Trust Company.
                                      Officer


        The following table represents the compensation amounts received for services as a director of the Funds for the year ended June 30, 2003:

                               COMPENSATION TABLE

                                              Pension or
                                              Retirement                           Total
                                               Benefits                        Compensation
                             Aggregate         Accrued      Estimated Annual     From Fund
                            Compensation      as Part of      Benefits Upon       Paid to
Name of Person, Position     From Fund      Fund Expenses      Retirement        Directors
------------------------    ------------    -------------      ----------         -------
Thomas C. Smith,                 $0               $0               $0                 $0
Director

Stan Schrier, Director         $4,000             $0               $0               $4,000

R. Paul Hoff, Director         $4,000             $0               $0               $4,000

Edson L. Bridges III,          $4,000             $0               $0               $4,000
Director

John Breslow, Director         $4,000             $0               $0               $4,000


        Ownership of shares of the Portfolios by directors of the Fund is shown below.

                                  STRATUS FUND
                     DIRECTOR OWNERSHIP OF PORTFOLIO SHARES
                               AS OF JUNE 30, 2003

    Name of Director         Portfolio               Dollar Range of Shares Held
    ----------------         ---------               ---------------------------

    Thomas C. Smith          None                                None
    Stan Schrier             Growth Portfolio             $10,000 to $50,000
    R. Paul Hoff             Growth Portfolio               over $100,000
                             Government Securities        $10,000 to $50,000
                             Portfolio
    Edison L. Bridges, III   None                                None
    John Breslow             Growth Portfolio             $10,000 to $50,000


AUDIT COMMITTEE

        The Fund has an audit committee that is responsible for the appointment and oversight of the Fund's independent auditors, overseeing the accounting and financial reporting process of the Fund and audits of the financial statements of the Fund, and pre-approving permissible non-audit services that are provided to the Fund by its independent auditors. The audit committee is comprised of Messrs. Hoff, Bridges and Breslow who are all independent directors, and was formed in March 2003. The audit committee did not meet during the fiscal year ended June 30, 2003.

INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL

        Union Investment Advisors, Inc., 6801 S. 27th Street, Lincoln, NE 68512 acts as the investment adviser (the "Adviser") to the Portfolios. Adminisystems, Inc. acts as the administrator ("Administrator") for the Fund and UFS Securities, LLC ("UFS Securities"), acts as the Fund's distributor ("Distributor"). UFS Securities acts as the Fund's distributor pursuant to an Underwriting Agreement under which UFS Securities agrees to publicly distribute the Fund's shares continuously. UFS Securities' address is 6801 S. 27th Street, Lincoln, Nebraska, 68512.

INVESTMENT ADVISORY AGREEMENTS

        Union Investment Advisors, Inc. acts as the Adviser to the Portfolios. Union Investment Advisors is controlled by and is a subsidiary of Farmers & Merchants Investments, Inc., a Nebraska bank holding company.

EXPIRATION OF THE FUND'S ADVISORY AGREEMENTS

        On October 30, 1992, and August 1, 1993, respectively, the Fund entered into investment advisory agreements with Union Bank and Trust Company, as investment adviser, with respect to the Growth Portfolio and the Government Securities Portfolio (the "Original Advisory Agreements"). On May 1, 2001, the Original Advisory Agreements were assigned to Union Investment Advisors and Union Investment Advisors has acted as investment adviser to the Portfolios continuously since that date.

        The Original Advisory Agreements inadvertently were not properly renewed at the annual Board of Directors meeting held on July 20, 2001. Section 15 of Investment Company Act of 1940, as amended (the "1940 Act") requires that a fund's investment advisory agreement be in writing and be approved initially by both the fund's board of directors (including a majority of its independent directors) and the fund's shareholders. The investment advisory agreement may have an initial term of two years, but must be approved annually thereafter at an in person meeting by a majority of the fund's board of directors, including a majority of its independent directors. In the event that a fund's board fails to approve the fund's investment advisory agreement at least annually, the agreement will automatically terminate.

        On July 20, 2001, the Fund's Board of Directors held its annual board meeting. Among the items on the agenda was the annual renewal of the Fund's investment advisory agreements with the Adviser with respect to each Portfolio. At the meeting, the members of the Board of Directors in attendance unanimously approved renewal of the Original Advisory Agreements. However, a majority of the Fund's independent directors were not present in person at the meeting and did not vote to renew the Original Advisory Agreements. Consequently, the Original Advisory Agreements were not renewed in accordance with the requirements of the 1940 Act and automatically terminated.

APPROVAL OF NEW ADVISORY AGREEMENT

        In connection with a routine examination, the staff of the Securities and Excahnge Commission noted that the minutes of the July 20, 2001 board meeting indicated the presence of only two of the Fund's four independent directors. After reviewing this matter with Fund management and legal counsel, the Board of Directors concluded that the investment advisory agreements had terminated and that the Fund was without a valid investment advisory agreement with respect to both Portfolios. As a result, the Board of Directors determined that the Adviser should not be paid fees under the terminated agreements for services rendered after August 31, 2003.

        The Adviser requested that the Fund's Board of Directors consider approving a new investment advisory agreement substantially identical to those that lapsed in July 2001 (the "New Advisory Agreement"). At a meeting of the Board of Directors on September 15, 2003, the Board approved the New Advisory Agreement, and recommended that it be submitted to the Fund's shareholders for approval. The New Advisory Agreement will become effective only after approval by the shareholders of the Portfolios, and the Fund intends to hold a shareholders meeting for that purpose as soon as possible. The Adviser continues to provide investment advisory services to the Fund as contemplated by the New Advisory Agreement, even though the New Advisory Agreement has not been approved by shareholders. The Adviser is not receiving any payment for those services. It is unclear whether shareholders will also be asked to vote on whether to permit the Adviser to retain those fees received, and to receive fees that were payable, during the period from July 2001 through the effective date of the New Advisory Agreement.

        The terms of the New Advisory Agreement approved by the Board on September 15, 2003, and proposed for shareholder approval are similar in all material respects to the Original Advisory Agreements, except that a single agreement is proposed for both Portfolios. Pursuant to the New Advisory Agreement, subject to the supervision and direction of the Board, the Adviser is responsible for managing each Portfolio in accordance with the Portfolio's stated investment objective and policies. The Adviser is responsible for providing investment advisory services as well as conducting a continual program of investment, valuation and, if appropriate, sale and reinvestment of the Portfolio's assets. These investment management services will be identical to the services provided under the Original Advisory Agreements and the services provided since July 20, 2001.

        The New Advisory Agreement will run for an initial term of two years and annually thereafter, so long as it is approved by a majority of the Directors of the Fund, including a majority of the Independent Directors. The New Advisory Agreement is terminable at any time on 60 days written notice without penalty by the Directors, by vote of a majority of the outstanding shares of a Portfolio, or upon 90 days written notice, by the Adviser. The New Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.

ADVISORY FEES

        Pursuant to the Original Advisory Agreements, and under the New Advisory Agreement if approved by shareholders, the Government Securities Portfolio and Growth Portfolio pay the Adviser a monthly advisory fee equal on an annual basis to 0.50% and 0.75%, respectively, of their daily average net assets.

        For the years ended June 30, 2003, 2002 and 2001 the Fund paid to Adviser the following amounts for advisory services:

                                            2003        2002        2001
                                            ----        ----        ----
Government Securities Portfolio           $276,489     $201,387    $175,141
Growth Portfolio                          $342,138     $423,256    $504,837

        The Fund is currently evaluating the effect of the termination of the Original Advisory Agreements on the Adviser's receipt of these fees.

FACTORS CONSIDERED IN APPROVING THE ADVISORY AGREEMENTS

        The New Advisory Agreement was approved for each Portfolio by the Fund's Board of Directors at a meeting held on September 15, 2003. In evaluating the fairness and reasonableness of the Advisory Agreements, the Board of Directors considered a variety of factors for each Portfolio, including:

        o the requirements of each Portfolio for investment supervisory services;

        o the quality of the services provided by the Adviser, including a review of each Portfolio's performance and the Adviser's investment personnel;

        o the size of the fees in relation to the extent and quality of the investment advisory services rendered;

        o       fees charged by competitive investment advisers;

        o the benefits received by the Adviser from its relationship to each Portfolio, including soft dollar arrangements, and the extent to which each Portfolio shares in those benefits;

        o the organizational capabilities and financial condition of the Adviser and conditions and trends prevailing in the economy, the securities markets and the mutual fund industry; and

        o the historical relationship between each Portfolio and the Adviser.

After consideration of these factors, the Board of Directors found that the services provided to each Portfolio and its shareholders were adequate and the New Advisory Agreement was fair and reasonable under the circumstances. The Board of Directors therefore concluded that the New Advisory Agreement was in the best interest of each Portfolio and its shareholders. The New Advisory Agreement was approved by the Board of Directors and was recommended to shareholders for approval.

DISTRIBUTOR

        The Distributor provides underwriting services to the Fund pursuant to the terms of an Underwriting and Distribution Agreement dated September 15, 2003 (the "Underwriting Agreement"). Prior to October 31, 2002 SMITH HAYES Financial Services Corporation served as principal underwriter for the Fund.

        Pursuant to the Underwriting Agreement, the Distributor is obligated to offer shares of the Portfolios for sale on a continuous basis at all times when such shares are available for sale. In return for services provided under the Underwriting Agreement, the Distributor is entitled to receive the sales load charged in connection with the sale of any Portfolio shares and to be reimbursed for expenses incurred in providing such services. In return for services provided under the Underwriting Agreement, the Distributor is also entitled to receive compensation for distribution related services under the Fund's distribution plan described below.

        Class A shares of the Portfolios are offered for sale to the public at NAV plus the applicable sales charge. The following chart reflects the total sales charges paid in connection with the sale of Class A shares of each Portfolio and the amount retained by the Distributor for the fiscal years ended June 30, 2003, 2002 and 2001.

                            Year Ended         Year Ended        Year Ended
                             June 30,            June 30,          June 30,
                              2003                2002              2001
                              ----                ----              ----

                         Sales   Amount      Sales   Amount     Sales   Amount
                         Charge  Retained    Charge  Retained   Charge  Retained
                         ------  --------   -------  --------   ------  --------
Government Securities      $1,535  $1,250      $0      $0         $0       $0
Portfolio

Growth Portfolio            161      134      129      16       1,360     170

        The Distributor may reallow to dealers selling Portfolio shares a portion of the sales charge collected by the Distributor in connection with those sales. The table below shows the maximum amounts of such reallowances expressed as a percentage of the offering price of each Portfolio's Class A shares.
                                                         Reallowance as a
                  Portfolio                        Percentage of Offering Price
                  ---------                        ----------------------------

         Government Securities Portfolio                         2.75%

         Growth Portfolio                                        4.00%

Under certain circumstances, commissions up to the amount of the entire sales charge may be reallowed to certain investment professionals, who might then be deemed to be "underwriters" under the Securities Act of 1933, as amended.

        On October 23, 1997, the Fund adopted a Distribution Plan for the Retail Class A shares of each Portfolio (the "Distribution Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the Distribution Plan required approval annually by a majority of the Board of Directors, and by a majority of the Directors who are not "interested persons" of the Fund as that term is defined in the Investment Company Act of 1940 and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreements related thereto.

        Because a majority of the independent directors were not present at the July 20, 2001 annual Board of Directors meeting, the Distribution Plan, like the Original Advisory Agreements, was not validly renewed at that meeting. Despite the expiration of the Distribution Plan, the Distributor has continued to provide the Portfolios with the services called for under the Distribution Plan. Any fees payable for services rendered after August 31, 2003 have been retained by the Fund pending resolution of this matter.

        The Board, including a majority of the independent directors, unanimously approved a new distribution plan (the "New Distribution Plan") on September 15, 2003, subject to the approval of the holders of the Retail Class A Series of shares of each Portfolio. The New Distribution Plan will become effective only after approval by the Retail Class A shareholders of the Portfolios, and the Fund intends to hold a shareholders meeting for that purpose as soon as possible. It is unclear whether Retail Class A shareholders will also be asked to vote on whether to permit UFS Securities to retain fees received under the Distribution Plan, and to receive fees that would have been paid under the New Distribution Plan, during the period from July, 2001, through the effective date of the New Distribution Plan.

        The terms of the New Distribution Plan approved by the Board pursuant to Rule 12b-1 on September 15, 2003 and proposed for shareholder approval are identical to the original distribution plan. The New Distribution Plan requires that quarterly written reports of amounts spent under the New Distribution Plan and the purposes of such expenditures be furnished to and reviewed by the Directors. The New Distribution Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding Retail Class A shares of the Portfolio affected. All material amendments of the New Distribution Plan will require approval by a majority of the Board of Directors and of the Qualified Directors.

        The Distribution Fee may be used by the Distributor to provide initial and ongoing sales compensation to its investment executives and to other broker-dealers in respect of sales of Retail Class A shares of the applicable Portfolio and to pay for other advertising and promotional expenses in connection with the distribution of such Retail Class A shares. These advertising and promotional expenses include, by way of example but not by way of limitation, costs of printing and mailing prospectuses, statements of additional information and shareholders reports to prospective investors; preparation and distribution of sales literature; advertising of any type; an allocation of overhead and other expenses for the Distributor related to the distribution of such Retail Class A sharers; and payments to, and expenses of, officers, employees or representatives of the Distributor, or other broker-dealers, banks or other financial institutions, and of any other persons who provide support services in connection with the distribution of such shares, including travel, entertainment and telephone expenses.

        Payments under the New Distribution Plan are not tied exclusively to the expenses for distribution activities actually incurred by the Distributor, so that such payments may exceed expenses actually incurred by the Distributor. The Fund's Board of Directors will evaluate the appropriateness of the New Distribution Plan and its payment terms on a continuing basis and in doing so will consider all relevant factors, including expenses borne by the Distributor and amounts it receives under the New Distribution Plan.

        The Fund's Investment Adviser, Administrator and the Distributor may, at their option and in their sole discretion, make payments from their own resources to cover costs of additional shareholder servicing and distribution activities.

        The Distribution Plan adopted by the Retail Class A shareholders of the Portfolio provides that the Fund will pay the Distributor a fee of up to 0.50% of the average daily net assets of a Portfolio's Retail Class A shares which the Distributor can use to compensate broker-dealer and service providers, including the Distributor and its affiliates, which provide distribution related services to Retail Class A shareholders. The Distribution Plan first took effect on January 1, 1998. For the fiscal years ended June 30, 2003, 2002 and 2001, the Retail Class A share classes of the Portfolios paid the Distributor the following amounts:

                                         2003         2002          2001
                                         ----         ----          ----

Government Securities Portfolio            $730         $527        $455

Growth Portfolio                         $2,337       $3,351      $4,640

        The Fund is currently evaluating the effect of the termination of the Distribution Plan on the Distributor's receipt of these fees.

ADMINISTRATOR

        Adminisystems, Inc., (formerly known as Lancaster Administrative Services, Inc.) has been retained as the Fund's administrator, transfer agent and dividend paying agent under a Transfer Agent and Administrative Services Agreement with the Fund. The Administrator provides, or contracts with others to provide, all necessary office facilities, bookkeeping and recordkeeping services, dividend disbursing services and share transfer services for the Fund. The Administrator is entitled to receive an administration fee, computed and paid monthly, at an annual rate of 0.25% of the average daily net assets of each Portfolio. The Administrator is a wholly-owned subsidiary of Farmers & Merchants Investments, Inc. and is an affiliate of the Adviser. The address of the Administrator is 6811 S. 27th Street, Lincoln, Nebraska 68512.

        The Portfolios paid the Administrator the following fees pursuant to the Administration Agreement for the fiscal years ended June 30, 2003, 2002 and 2001.

                                            2003         2002         2001
                                            ----         ----         ----

Government Securities Portfolio            $138,262    $100,691     $87,585

Growth Portfolio                           $114,215    $141,062    $168,304

        The Administrator may enter into Sub-Administration Agreements with various banks and financial institutions pursuant to which such banks and financial institutions will provide subaccounting and other shareholder services to their customers who invest in the Portfolios. These Sub-Administration Agreements will provide for the payment of a fee of up to 0.15% of average daily net assets of the Portfolios represented by shares held by the banks. Banks may reimburse customer accounts for such fees if required by local trust laws.

CUSTODIAN

        The Fund's Custodian is Union Bank and Trust Company ("Union Bank"). Under the Custodian Agreement, Union Bank holds all cash and securities of the Fund's various Portfolios through its trust department and effects transactions in the Fund's securities and cash only upon written instruction from the Fund's authorized persons. The Government Securities Portfolio and the Growth Portfolio pay no Custodian fees. The address of the Custodian is 6811 S. 27th Street, Lincoln, Nebraska 68512.

COUNSEL

        Ballard Spahr Andrews & Ingersoll, LLP serves as counsel to the Fund.

AUDITORS

        The Board of Directors, including all disinterested directors, unanimously approved the appointment of Deloitte & Touche LLP, 1040 Wells Fargo Center, Lincoln, Nebraska 68508 as the Fund's independent auditors.

CODE OF ETHICS

The Fund, the Adviser and the Distributor have each adopted a Code of Ethics governing, as applicable, personal trading activities of all directors and officers of the Fund, persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by any of the Portfolios or obtain information pertaining to such purchase or sale, and certain other employees. The Codes of Ethics are intended to prohibit conflicts of interest with the Fund that may arise from personal trading. Personal trading, including personal trading involving securities that may be purchased or held by a Portfolio, is permitted by persons covered under the relevant Code subject to certain restrictions. However, those persons are generally required to pre-clear all security transactions with the compliance officer or his designee and to report all transactions on a regular basis.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATIONS

        The Adviser is responsible for decisions to buy and sell securities for the Portfolios, the selection of broker-dealers to effect the transactions and the negotiation of brokerage commissions, if any. In placing orders for securities transactions, the primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission (if any) and considering the state of the market at the time.

        When consistent with these objectives, business may be placed with broker-dealers who furnish investment research or services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Portfolios. To the extent portfolio transactions are effected with broker-dealers who furnish research services, the Adviser receives benefits, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Portfolio from these transactions. The Adviser believes that most research services obtained generally benefit several or all of the accounts which they manage, as opposed to solely benefitting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed-income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

        The Adviser does not maintain any "formula" which must be followed in connection with the placement of transactions. However, from time to time, the Adviser may elect to use certain brokers to execute transactions in order to encourage them to provide research services which the Adviser anticipates will be useful. The Adviser will authorize the Fund to pay an amount of commission for effecting a securities transaction for a Portfolio in excess of the amount of commission another broker-dealer would have charged only if the Adviser determines, in good faith, that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

        Portfolio transactions may be effected through the Distributor. In determining the commissions to be paid to the Distributor, it is the policy of the Fund that such commissions, will, in the judgment of the Adviser, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by the Distributor or UFS Securities on comparable transactions for its most favored comparable unaffiliated customers. While the Fund does not deem it practicable and in the best interest of the Fund to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

        All transactions will be effected pursuant to the Fund's Guidelines Regarding Payment of Brokerage Commissions to Affiliated Persons adopted by the Board of Directors including a majority of the noninterested directors pursuant to Rule 17e-1 under the Investment Company Act of 1940.

        In certain instances, there may be securities which are suitable for the Fund as well as for that of one or more of the advisory clients of the Adviser. Investment decisions for the Fund and for such advisory clients are made by the Adviser with a view to achieving the investment objectives. It may develop that a particular security is bought or sold for only one client of the Adviser even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients of the Adviser when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients of the Adviser are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser, as the case may be, to be equitable to each (and may result, in the case of purchases, in allocation of that security only to some of those clients and the purchase of another security for other clients regarded by the Adviser, as the case may be, as a satisfactory substitute). It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund involved is concerned. At the same time, however, it is believed that the ability of the Fund to participate in volume transactions will sometimes produce better execution prices.

        During the fiscal years ended June 30, 2003, 2002 and 2001, the Fund incurred brokerage commissions in the following amounts:

                                            2003         2002        2001
                                            ----         ----        ----

Growth Portfolio                         $195,575      $133,247    $189,974


        UFS Securities was paid 15.80% of the aggregate brokerage commissions paid in the fiscal year ended June 30, 2003. The remaining brokerage commissions were paid to fifteen other unaffiliated broker dealers. Of the aggregate dollar amount of transactions involving payment of commissions, 19.24% were effected through UFS Securities in the fiscal year ended June 30, 2003. It is the Company's intent that brokerage transactions executed through UFS Securities will be effected pursuant to the Company's Guidelines Regarding Payment of Brokerage Commissions to Affiliated Persons adopted by the Board of Directors, including a majority of the noninterested directors pursuant to Rule 17(e) -1 under the Investment Company Act of 1940.

CAPITAL STOCK

CAPITAL STOCK

        The Fund is authorized to issue a total of one billion shares of capital stock, with a par value of $.001 per share. The Fund has divided the shares of its capital stock into separate categories of common stock designated as the Government Securities Portfolio and the Growth Portfolio shares. The Fund initially issued only one class of shares of each Portfolio. Pursuant to its Amended and Restated Articles of Incorporation which became effective December 31, 1997, all shares of the Portfolios then outstanding were designated Institutional Class shares and issuance of Retail Class A shares of each Portfolio was authorized. Pursuant to Articles of Amendment dated as of May 22, 2000, the Fund has designated 10 million shares to the Institutional Class of the Government Securities Portfolio and 20 million shares to the Institutional Class of the Growth Portfolio and to the Retail Class A class of each Portfolio. The Board of Directors is empowered under the Fund's Articles of Incorporation to issue other Portfolios or classes of shares of the Fund's common stock without shareholder approval or to designate additional authorized but unissued shares for issuance by one or more existing Portfolios.

        All shares, when issued, will be fully paid and nonassessable and will be redeemable and freely transferable. They can be issued as full or fractional shares. A fractional share has pro rata the same rights and privileges as a full share. The shares possess no preemptive or conversion rights.

VOTING RIGHTS

        Each share of the Portfolios has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset value of the Fund's shares. On some issues, such as the election of directors, all shares of the Fund, irrespective of Portfolio, vote together as one series. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

        On an issue affecting only one Portfolio or only one class of shares of a Portfolio, the shares of the Portfolio or class vote as a separate series. Examples of such issues would be proposals to change the Investment Advisory Agreement or change a fundamental investment restriction pertaining to only one Portfolio. In voting on the Investment Advisory Agreement or proposals affecting only one Portfolio, approval of such an agreement or proposal by the shareholders of one Portfolio would make that agreement effective as to that Portfolio whether or not the agreement or proposal had been approved by the shareholders of the Fund's other Portfolios.

SHAREHOLDERS MEETINGS

        The Fund does not intend to hold annual or periodically scheduled regular meetings of shareholders unless it is required to do so. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. However, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Fund may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the Fund. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, all at the expense of the Fund.

        In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for all investment advisory contracts and amendments thereto, and for approval and all amendments to Rule 12b-1 distribution plans. Finally, the Fund's Articles of Incorporation provide that shareholders also have the right to remove Directors upon two-thirds vote of the outstanding shares and may call a meeting to remove a Director upon the application of 10% or more of the outstanding shares. The Fund is obligated to facilitate shareholder communications in this situation if certain conditions are met.

PRINCIPAL HOLDERS OF SECURITIES

        UBATCO & Co. as nominee of Union, owned of record, without voting rights the number and percentage of the outstanding shares of the Portfolios as of June 30, 2003, as set forth below. The following table also provides the name and address of any person who owned beneficially 5% or more of the outstanding shares of each Portfolio as of the same date.

       Portfolio                  Name & Address              Shares           % Ownership
       ---------                  --------------              ------           -----------
Growth Portfolio          UBATCO & Co.                       4,048,055              99.50%
                          6801 S. 27th St.
                          Lincoln, NE  68512

                          Including

                          Crete Carrier 401(k)                 345,853               8.50%
                          P.O. Box 82118
                          Lincoln, NE  68528

                          Union Bank and Trust Company         427,978              10.52%
                          Profit Sharing & 401(k) Plan
                          6801 S. 27th St.
                          Lincoln, NE  68512

                          Linweld 401K/PSP                     236,863               5.82%
                          2900 S. 70th St. Suite 400
                          Lincoln, NE  68506

Government Securities     UBATCO & CO                        5,788,215              99.96%
Portfolio                 6801 S. 27th St.
                          Lincoln, NE  68512

                          Including

                          Union Bank and Trust Company         359,253               6.20%
                          Profit Sharing & 401(k) Plan
                          6801 S. 27th St.
                          Lincoln, NE  68512

                          Crete Carrier 401(K) Plan            529,519               9.14%
                          400 NW 56th St.
                          Lincoln, NE  68528

        On June 30, 2003, the Directors and officers of the Fund as a group beneficially owned less than 1% of the shares of the Growth Portfolio and of the Government Securities Portfolio.

REDEMPTION OF SHARES AND EXCHANGES BETWEEN CLASSES

REDEMPTION

        Redemption of shares, or payment, may be suspended at times (a) when the New York Stock Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Portfolios of securities owned by them is not reasonably practicable, or it is not reasonably practicable for the Portfolios fairly to determine the value of their net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

EXCHANGES BETWEEN CLASSES

        An exchange between Retail Class A shares and the Institutional Class shares of a Portfolio is generally not permitted. However, exchanges between the classes will be permitted if a Retail Class A shareholder becomes eligible to purchase Institutional Class shares. For example, a Retail Class A shareholder may establish a trust account that is eligible to purchase shares of the Institutional Class. In this case, an exchange will be permitted between the Retail Class A class of a Portfolio and the Institutional Class of the same Portfolio at net asset value, without the imposition of a sales charge, fee or other charge. An exchange from the Institutional Class of a Portfolio to the Retail Class A class of that Portfolio will occur automatically when an Institutional Class shareholder becomes ineligible to invest in the Institutional Class, at net asset value and without the imposition of a sales load, fee or other charge. The Fund will provide at least thirty days' notice of any such exchange. After the exchange, the exchanged shares will be subject to all fees applicable to the Retail Class A shares. The Fund reserves the right to require you to complete an application or other documentation in connection with the exchange.

TAX STATUS

        The Fund has qualified and intends to continue to qualify its Portfolios as "regulated investment companies" under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income distributed to shareholders. To qualify as a regulated investment company, a Portfolio must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income including, with certain exceptions, income from options and futures contracts. The Code also requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which a Portfolio could buy or sell futures contracts and options may be limited by this requirement.

        The Code requires that all regulated investment companies pay a nondeductible 4% excise tax to the extent the regulated investment company does not distribute 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end. The required distributions are based only on the taxable income of a regulated investment company.

        Ordinarily, distributions and redemption proceeds earned by a Portfolio shareholder are not subject to withholding of federal income tax. However, if a shareholder fails to furnish a tax identification number or social security number, or certify under penalties of perjury that such number is correct, the Fund may be required to withhold federal income tax ("backup withholding") from all dividend, capital gain and redemption payments to such shareholder. Dividends and capital gain distributions may also be subject to backup withholding if a shareholder fails to certify under penalties of perjury that such shareholder is not subject to backup withholding due to the underreporting of certain income. These certifications are contained in the purchase application enclosed with the Prospectus.

CALCULATIONS OF PERFORMANCE DATA

        From time to time the Fund may quote the yield for the Portfolios in advertisements or in reports and other communications to shareholders. For this purpose, yield is calculated by dividing a Portfolio's net investment income per share for the base period which is 30 days or one month, by the Portfolio's maximum offering purchase price on the last day of the period and annualizing the result. The Portfolio's net investment income changes in response to fluctuations in interest rates and in the expenses of the Portfolio. Consequently, any given quotation should not be considered as representative of what the Portfolio's yield may be for any specified period in the future.

        Yield information may be useful in reviewing a Portfolio's performance and for providing a basis for comparison with other investment alternatives. However, a Portfolio's yield will fluctuate, unlike other investments which pay a fixed yield for a stated period of time. Current yield should be considered together with fluctuations in the Portfolio's net asset value over the period for which yield has been calculated, which, when combined, will indicate a Portfolio's total return to shareholders for that period. Other investment companies may calculate yields on a different basis. In addition, investors should give consideration to the quality and maturity of the portfolio securities of the respective investment companies when comparing investment alternatives.

        Investors should recognize that in periods of declining interest rates a bond portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, such portfolio's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a bond Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of such portfolio's holdings, thereby reducing the current yield of such Portfolio. In periods of rising interest rates, the opposite can be expected to occur. The Fund may also quote the indices of bond prices and yields prepared by Shearson Lehman Hutton Inc. and Salomon Brothers Inc., leading broker-dealer firms. These indices are not managed for any investment goal. Their composition may, however, be changed from time to time.

        The yields of the Portfolio for the 30-day period ended June 30, 2003 were:
                                          Institutional Class   Retail Class A
                                                 Shares             Shares
                                                 ------             ------

Government Securities Portfolio                     3.51%              3.11%

Growth Portfolio                                   -1.07%             -1.30%

        In connection with the quotations of yields in advertisements described above, the Fund may also provide average annual total returns from the date of inception for one, five and ten-year periods if applicable. Total return is a calculation which equates an initial amount invested to the ending redeemable value at a specified time. It assumes the reinvestment of all dividends and capital gains distributions. Average total return will be the average of the total returns for each year in the period. The Portfolios may also provide a total return figure for the most recent calendar quarter prior to the publication of the advertisement.

        The average annual total returns of the Retail Class A shares of the Portfolios for the one year, five years and inception to date ended June 30, 2003 are as follows:
                                                                    Inception to
                                            One Year   Five Years       Date
                                            --------   ----------       ----
Return before taxes
  Growth Portfolio                             -4.37%      -2.10%       0.92%
  Government Securities Portfolio               4.56%       5.35%       5.19%

Return after taxes on distributions
  Growth Portfolio                             -4.37%      -3.71%      -0.60%
  Government Securities Portfolio               3.22%       3.50%       3.32%

Return after taxes on distributions and sale
of portfolio shares
  Growth Portfolio                             -4.37%      -3.71%      -0.60%
  Government Securities Portfolio               2.73%       3.01%       2.85%

        The average annual total returns of the Institutional shares of the Portfolios for the one year, five years and inception to date ended June 30, 2003 are as follows:

                                       One Year   Five Years   Inception to Date
                                       --------   ----------   -----------------
Return before taxes
  Growth Portfolio                        -3.99%      -1.75%           8.40%
  Government Securities Portfolio          4.90%       5.68%           5.20%

Return after taxes on distributions
  Growth Portfolio                        -3.99%      -3.38%           6.61%
  Government Securities Portfolio          3.43%       3.71%           3.22%

Return after taxes on distributions
and sale of portfolio shares
  Growth Portfolio                        -3.99%      -3.38%           5.83%
  Government Securities Portfolio          2.91%       3.18%           2.79%


FINANCIAL STATEMENTS

        The Fund hereby incorporates by reference the financial statements and related information contained in the Fund's Annual Report dated June 30, 2003. The Fund's Annual Report is available upon request to the Fund without charge.

                                   APPENDIX A

                        RATINGS OF CORPORATE OBLIGATIONS,
                      COMMERCIAL PAPER, AND PREFERRED STOCK

                        Ratings of Corporate Obligations

Moody's Investors Service, Inc.

        Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

        A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba: Bonds rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

        Caa: Bonds rated Caa are of poor standing. Such bonds may be in default or there may be present elements of danger with respect to principal and interest.

        Ca: Bonds rated Ca represent obligations which are speculative in a high degree. Such bonds are often in default or have other marked shortcomings.

        Those securities in the A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols A-1 and Baa-1. Other A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality, and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

Standard & Poor's Corporation

        AAA: Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

        AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree.

        A: Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

        BBB: Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories. Bonds rated BBB are regarded as having speculation characteristics.

        BB--B--CCC-CC: Bonds rated BB, B, CCC, and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation among such bonds and CC the highest degree of speculation. Although such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

                           Ratings of Preferred Stock

Standard & Poor's Corporation

        Standard & Poor's preferred stock rating is an assessment of the capacity and willingness of an issuer to pay preferred stock dividends and any applicable sinking fund obligations. A preferred stock rating differs from a bond rating inasmuch as it is assigned to an equity issue, which issue is intrinsically different from, and subordinated to, a debt issue. Therefore, to reflect this difference, the preferred stock rating symbol will normally not be higher than the bond rating symbol assigned to, or that would be assigned to, the senior debt of the same issuer.

        The preferred stock ratings are based on the following considerations:

               1. Likelihood of payment--capacity and willingness of the issuer to meet the timely payment of preferred stock dividends and any applicable sinking fund requirements in accordance with the terms of the obligation.

               2.     Nature of and provisions of the issue.

               3. Relative position of the issue in the event of bankruptcy, reorganization, or other arrangements affecting creditors' rights.

                      AAA:  This is the  highest  rating that may be assigned by
               Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

                      AA: A preferred  stock issue rated AA also  qualifies as a high- quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

                      A: An issue  rated A is backed by a sound  capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

                      BBB:  An issue  rated  BBB is  regarded  as  backed  by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

                      BB,  B,  CCC:  Preferred  stock  rated  BB, B, and CCC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While such issues will likely have some quality and protective characteristics, these are outweighed by
               large   uncertainties   or  major  risk   exposures   to  adverse
               conditions.

                      CC:  The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

                      C:     A preferred stock rated C is a nonpaying issue.

                      D:     A preferred stock rated D is a nonpaying issue with
               the issuer in default on debt instruments.

                      NR indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S & P does not rate a particular type of obligation as a matter of policy.

                      Plus (+) or Minus (-) To provide more detailed indications of preferred stock quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

                      Moody's Investors Service, Inc.

                      aaa:  An issue  which is rated aaa is  considered  to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

                      aa: An issue which is rated aa is  considered a high-grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

                      a:  An  issue  which  is  rated a is  considered  to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the aaa and aa classifications, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

                      baa:  An  issue  which is rated  baa is  considered  to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

                      ba:  An issue  which is  rated  ba is  considered  to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

                      b:  An  issue  which  is  rated  b  generally   lacks  the
               characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

                      caa:  An  issue  which  is rated  caa is  likely  to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

                      ca: An issue  which is rated ca is  speculative  in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payment.

                      c:     This  is  the lowest rated  class  of  preferred or
               preference stock. Issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.